UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Brian C. Janssen

Capital World Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Bond Fund® Annual report for the year ended December 31, 2021

Find diverse total
return opportunities
in global bonds

Capital World Bond Fund seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 share results and Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of January 31, 2022, was 2.00% for Class F-2 shares and 1.61% for Class A shares calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s distribution rate as of that date was 2.40% for Class F-2 shares and 1.96% for Class A shares. The Class A share results for both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

40	Financial statements

74	Board of trustees and other officers

Fellow investors:

Global investment-grade bonds came under pressure during Capital World Bond Fund’s fiscal year as many foreign currencies weakened — mainly in the second half of the year. Higher rated bonds were the hardest hit as riskier investments continued to rally despite meaningful obstacles. These included the ongoing pandemic and new COVID-19 variants, skyrocketing inflation, and the U.S. Federal Reserve’s signaling of reduced asset purchases and potential rate hikes in early 2022.

Against this eventful backdrop, Capital World Bond Fund Class F-2 shares recorded a return of -4.85% for the 12-month period ended December 31, 2021. This result slightly lagged the Bloomberg Global Aggregate Index, a measure of global investment-grade (rated BBB/Baa and above) fixed income markets, which declined by 4.71%. Longer term results for Capital World Bond Fund, shown on the table below, represent much stronger relative returns, however, and reflect Capital Group’s long-term perspective.

Sector/industry-allocation decisions and security selection were the main positive contributors to relative results. Currency exposure was also additive, although this was largely offset by the impact from select currency hedging strategies. Country and market allocation decisions detracted from comparative results, driven by duration management. Curve positioning was a modest detractor.

The portfolio’s underweight allocation to the euro was the most significant contributor to relative currency returns during the year. An allocation to the Egyptian pound, as well as an overweight to the Russian ruble, added to comparative results as well. Conversely, a modest overweight exposure to the Japanese yen detracted from relative returns. Holdings denominated in the Turkish lira also weighed on results.

The fund’s 12-month return fell short of the Lipper Global Income Funds Average, a peer group measure, which fell by just 3.09% over the period.

Results at a glance

For periods ended December 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 8/4/87)

Capital World Bond Fund (Class F-2 shares)[1]	–4.85%	3.78%	2.41%	5.99%
Capital World Bond Fund (Class A shares)	–5.17	3.46	2.10	5.70
Bloomberg Global Aggregate Index[2]	–4.71	3.36	1.77	5.63
Lipper Global Income Funds Average[3]	–3.09	3.39	2.47	5.81

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Bloomberg source: Bloomberg Index Services Ltd. The Bloomberg Global Aggregate Index began on December 31, 1989. For the period of August 4, 1987, to December 31, 1989, the FTSE World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. FTSE data: © 2022 FTSE Index LLC. All rights reserved.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

Capital World Bond Fund	1

As a category, “Global Income” includes a broad spectrum of funds, such as those with substantial investments in high-yield (rated BB/Ba and below) bonds, for example, which benefited from the strong rally in riskier assets. In contrast to some competitors, this fund strives to take a relatively cautious and diversified approach.

United States

U.S. fixed income markets were mixed as investors digested sharply higher inflation and prospects for tighter monetary policy. The 10-year U.S. Treasury yield increased 59 basis points to 1.51% — with most of this increase happening from January to March 2021. Treasury Inflation-Protected Securities rose 5.96%, outpacing most other fixed income assets. The Bloomberg U.S. Aggregate Index declined 1.54%. The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index advanced 5.26%.

The U.S. economy grew 2.3% in the third quarter, following an increase of 6.7% in the second quarter and 6.3% in the first quarter. Supply chain bottlenecks and other shocks weighed on growth, despite a tightening labor market. The unemployment rate fell to 4.2% in November, the lowest since the start of the pandemic. Meanwhile, the December initial jobless claims report hovered near 50-year lows.

Global supply chain disruptions contributed to the fastest inflation growth rate since 1982. The Consumer Price Index climbed 6.8% over the previous year in November. Core inflation, which excludes food and energy, was 4.9%. Components with some of the fastest year-over-year price increases included used cars and trucks, gasoline and lumber. The GSCI Commodity Index surged 40% year-to-date through December, led by sharply higher energy prices. At its December 2021 meeting, the Fed noted that it expected to raise rates three times in 2022, an increase from its March meeting, when it indicated no hikes were likely through at least 2023.

Exposure to the U.S. bond market at year-end was 41.6% of the fund total. The fund remains very low in mortgage-backed securities. The Fed is reducing its purchases and may even start reducing its holdings later in the year. With a low relative exposure to securitized investments, the fund is positioned for mortgage bond spreads to potentially widen. U.S. treasury holdings varied through the year but finished at 15.4% of the fund. The treasury positions often balanced other investments in the fund.

Europe

Returns for European bond markets were negative. Most of the world’s central banks allowed inflation to run high as countries fully lifted pandemic lockdowns. However, the discovery of a new, more contagious variant in December, ushered in fresh restrictions and created uncertainty about the global economy. The Bloomberg Euro-Aggregate Index declined 9.71% while the Bloomberg U.K.-Aggregate Index fell 5.41%. High yield, as measured by the Bloomberg Pan-European High Yield Index, returned –3.15%. The euro declined 7.1% against the U.S. dollar.

Many central banks around the world announced measures to curb inflation in the second half of 2021. The Bank of England increased its benchmark interest rate to 0.25% from 0.1%, becoming the world’s first major central bank to do so since the pandemic began. In the U.S., the Fed signaled three interest rate increases in 2022, and an end to its bond buying program. The European Central Bank also announced it would end its EUR 1.85 trillion pandemic-era bond buying program.

The pace of eurozone economic growth slowed as supply chain issues and high energy prices squeezed manufacturing sectors. Brent crude, an international benchmark for oil extracted from the North Sea of Northwestern Europe, rallied 53% for the year to $79.32 a barrel. The yield on Germany’s benchmark 10-year note increased to –0.18% at year-end versus –0.57% on December 31. Similar maturities in France rose 54 basis points to 0.20%. Yields rose 78 bps in the U.K. with the 10-year at 0.97%.

As of December 31, 2021, European currency exposure accounted for 25.5% of the fund’s portfolio (before currency hedging), of which 23.9% was bond exposure. Portfolio managers trimmed exposure overall, with rotations out of holdings of government bonds from countries like France, Italy and Greece. Though investments in Romania and the U.K. were added earlier in the period, managers generally saw less value in core euro area bonds like German bunds.

Other developed markets

Japan’s economy struggled as states of emergency crimped consumer activity for much of the year. Retail sales contracted in mid-summer as the delta variant drove a spike in COVID-19 cases. Industrial production lost momentum through much of the second half as semiconductor shortages weighed on automakers. Toward year-end, the government closed the country’s border to fend off the omicron variant and announced a record ¥56 trillion (US$487 billion) fiscal stimulus package to support growth.

The Japanese government was criticized for its slow vaccine rollout as less than 1%

2	Capital World Bond Fund

of the country’s population had received a vaccine by the end of March 2021. Public disapproval of the COVID-19 response led Prime Minister Yoshihide Suga to step down. He was succeeded in October by Fumio Kishida, whose Liberal Democratic Party retained power with a better-than-expected majority.

The Bank of Japan struggled to stem declining consumer prices. It maintained ultra-easy monetary policy while widening the band around its 0% target for 10-year government bond yields and extending pandemic relief programs. Its efforts bore fruit in November as inflation rose 0.6% year-over-year, the largest increase in nearly two years. In December it announced plans to taper its corporate debt purchases and keep negative policy rates.

Given the prevalence of sub- and near-zero yields among Japanese bonds, the World Bond Fund’s exposure to Japan remains less than that of its benchmark. As of December 31, Japanese yen-denominated bond exposure accounted for 6.8% of the fund’s portfolio, before currency hedging.

Developing markets

Emerging markets bonds and currencies weakened through most of the year. The weakness was likely the result of expectations of tighter Fed policy, though it was unexpected that emerging markets did not benefit more from rising commodity prices and global economic growth. Markets like Turkey saw a significant decline as the government struggled to contain inflation and a weakening currency. The country’s central bank cut rates in a move that surprised markets as inflation was rising.

Rising inflation forced many central banks to hike interest rates throughout the year. Brazil hiked its benchmark rate by more than 7 percentage points to 9.25%. Mexico’s key lending rate gradually increased to 5.5% from 4% in May. Russia raised its key rate over the course of the year by 425 basis points to 8.5%.

The fund’s exposure to emerging markets was diversified with many small positions. The overall allocation to emerging markets was relatively unchanged at 9.1% exposure, of which 0.7% was hedged. China local exposure, however, ended the year at 9.1%, up from the beginning of the year when exposure was 6.3%. The Chinese bond market benefited from the slowing domestic economy with the country’s real estate sector weighing on growth. The currency, however, strengthened through the year supported by solid exports.

Looking ahead

To ensure the fund remains flexible as it strives to find the best opportunities, the global team of investment professionals meets two or three times a year to discuss asset allocation, currencies, risk and relative value. Our Global Strategy Meeting process has a dynamic impact on the fund’s portfolio construction.

Tactically, we are cautious about the risk of being short duration while global inflation is likely to slow into the summer months, but we are expecting “real” yields to rise in 2022. For now, we will likely remain underweight in credit risk due to expensive valuations, slowing growth, cost pressures and the reduction and potential reversal of quantitative easing in 2022.

Investing in some Eastern European bond markets is becoming attractive given the combination of rising yields and what we think are attractive currency valuations. Additionally, the Japanese yen as a hedge seems attractive as a value investment, where unlike duration, it appears relatively cheap. Furthermore, we will be keeping an eye on certain emerging markets like Mexico, Colombia, Chile, South Africa and Russia that offer higher yields and diversification and could benefit from a potentially weaker U.S. dollar environment.

We think some of these areas could offer potential opportunities should the economies open up further, but overall, we plan to remain relatively conservatively positioned but stand ready to take advantage of market opportunities as they appear.

Thank you for your continued commitment to our risk-disciplined and long-term approach to global bond investing.

We look forward to reporting to you again in 12 months.

Cordially,

Thomas H. Høgh
President

February 9, 2022

For current information about the fund, visit capitalgroup.com.

Capital World Bond Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown over the fund’s lifetime.

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Investing for short periods makes losses more likely.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded. Results of the FTSE World Government Bond Index are represented by the black line. FTSE data: © 2022 FTSE Index LLC. All rights reserved.
[4]	Bloomberg source: Bloomberg Index Services Ltd. Bloomberg Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the FTSE World Government Bond Index results were used.
[5]	For the period of August 4, 1987, commencement of operations, through December 31, 1987.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2021)

	1 year	5 years	10 years

Class F-2 shares	–4.85%	3.78%	2.41%
Class A shares*	–8.72	2.67	1.70

*	Assumes payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratios are 0.59% for Class F-2 shares and 0.93% for Class A shares as of the prospectus dated March 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

4	Capital World Bond Fund

Investment portfolio December 31, 2021

Portfolio by type of security	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.			Percent of net assets
Eurozone*:
Italy	2.96%
Germany	1.91
France	1.56
Spain	1.51
Greece	.96
Ireland	.21
Belgium	.09
Portugal	.09
Lithuania	.01
Luxembourg	—	†	9.30%
China			9.14
Japan			5.69
United Kingdom			4.16
Canada			2.41
Russian Federation			1.80
Mexico			1.64
Malaysia			1.45
Australia			1.09
Other			12.13
			48.81%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
†	Amount less than .01%

Bonds, notes & other debt instruments 92.35%	Principal amount (000)	Value (000)
Euros 15.68%
Abbott Laboratories 1.50% 2026	€2,215	$2,680
Allianz SE 0.25% 2023	1,900	2,179
Allianz SE 1.375% 2031	1,900	2,357
Allianz SE 5.625% 2042 (3-month EUR-EURIBOR + 5.00% on 10/17/2022)[1]	800	950
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	13,900	17,091
Altria Group, Inc. 2.20% 2027	27,450	33,282
American Honda Finance Corp. 0.30% 2028	750	846
American Tower Corp. 0.45% 2027	7,925	8,925
American Tower Corp. 0.875% 2029	8,385	9,454
American Tower Corp. 1.25% 2033	5,600	6,244
Anheuser-Busch InBev NV 1.125% 2027	3,275	3,879
Anheuser-Busch InBev NV 2.875% 2032	805	1,093
AT&T, Inc. 1.60% 2028	2,290	2,758
AT&T, Inc. 2.05% 2032	6,250	7,749
Bank of America Corp. 0.58% 2029 (3-month EUR-EURIBOR + 0.73% on 8/8/2028)[1,2]	8,140	9,195

Capital World Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Euros (continued)
Bayer Capital Corp. BV 1.50% 2026	€2,400	$2,867
Belgium (Kingdom of), Series 72, 2.60% 2024	5,340	6,565
Belgium (Kingdom of), Series 89, 0.10% 2030	2,630	3,017
Belgium (Kingdom of), Series 88, 1.70% 2050	3,200	4,358
BMW Finance NV 1.125% 2026	1,620	1,931
BMW Finance NV 1.50% 2029	3,000	3,725
BP Capital Markets BV 0.933% 2040	530	543
British American Tobacco International Finance PLC 2.75% 2025	8,000	9,807
Buzzi Unicem SpA 2.125% 2023	2,000	2,332
CaixaBank, SA 1.375% 2026	13,100	15,436
CaixaBank, SA 2.25% 2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]	25,400	30,061
Cameroon (Republic of) 5.95% 2032	850	911
Capital One Financial Corp. 1.65% 2029	1,975	2,357
Chubb, Ltd. 1.55% 2028	1,040	1,255
Cloverie PLC 1.75% 2024	7,100	8,489
Comcast Corp. 0% 2026	18,915	21,262
Comcast Corp. 0.25% 2027	6,700	7,579
Comcast Corp. 0.25% 2029	8,195	9,128
Comcast Corp. 1.25% 2040	1,300	1,458
Cote d’Ivoire (Republic of) 5.25% 2030	3,950	4,604
Cote d’Ivoire (Republic of) 5.875% 2031	4,575	5,363
Cote d’Ivoire (Republic of) 4.875% 2032	6,700	7,358
Crédit Agricole SA 0.50% 2024	1,200	1,385
CRH Finance DAC 3.125% 2023	1,100	1,304
Daimler AG 1.375% 2028	3,000	3,666
DH Europe Finance II SARL 0.45% 2028	2,550	2,906
Dow Chemical Co. 0.50% 2027	1,170	1,328
Dow Chemical Co. 1.125% 2032	640	729
Dow Chemical Co. 1.875% 2040	1,000	1,198
EDP - Energias de Portugal, SA, junior subordinated, 1.875% 2081 (5-year EUR-ICE Swap EURIBOR + 2.38% on 8/2/2026)[1]	4,000	4,519
Egypt (Arab Republic of) 5.625% 2030	3,720	3,836
Egypt (Arab Republic of) 5.625% 2030	700	722
Egypt (Arab Republic of) 6.375% 2031	600	632
Enel Finance International SA 1.00% 2024	4,000	4,675
Equinix, Inc. 0.25% 2027	2,820	3,154
Equinix, Inc. 1.00% 2033	10,800	11,835
Equinor ASA 1.375% 2032	2,020	2,447
European Financial Stability Facility 0.40% 2025	26,000	30,317
European Financial Stability Facility 0% 2027	1,610	1,848
European Investment Bank 0% 2031	2,020	2,281
European Union 0% 2025	350	404
European Union 0% 2026	3,590	4,148
European Union 0% 2026	1,660	1,918
European Union 0% 2028	23,300	26,785
European Union 0% 2028	1,870	2,148
European Union 0% 2031	13,250	14,986
European Union 0% 2035	1,355	1,476
European Union 0.20% 2036	12,080	13,466
French Republic O.A.T. 0.50% 2025	4,370	5,139
French Republic O.A.T. 0% 2027	3,500	4,037
French Republic O.A.T. 1.00% 2027	740	901
French Republic O.A.T. 0% 2030	122,000	137,615
French Republic O.A.T. 0% 2031	2,700	3,015
French Republic O.A.T. 1.25% 2034	10,090	12,727
French Republic O.A.T. 0.50% 2040	25,850	28,766
French Republic O.A.T. 0.50% 2044	1,620	1,763
French Republic O.A.T. 2.00% 2048	870	1,275
French Republic O.A.T. 0.75% 2052	47,960	52,246
French Republic O.A.T. 1.75% 2066	380	544
General Motors Financial Co. 0.20% 2022[2]	1,360	1,553
Germany (Federal Republic of) 0% 2025	15,260	17,739
Germany (Federal Republic of) 0% 2026	1,500	1,746
Germany (Federal Republic of) 0.25% 2027	25,380	29,953
Germany (Federal Republic of) 0% 2030	75,820	88,332
Germany (Federal Republic of) 0% 2030	1,346	1,577
Germany (Federal Republic of) 0% 2031	75,650	87,687
Germany (Federal Republic of) 0% 2031	6,710	7,796

6	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Euros (continued)
Germany (Federal Republic of) 0% 2036	€13,845	$15,748
Germany (Federal Republic of) 0% 2050	42,875	46,754
Germany (Federal Republic of) 0% 2050	310	342
Germany (Federal Republic of) 0% 2052	6,247	6,738
Goldman Sachs Group, Inc. 1.00% 2033[2]	22,674	25,428
Greece (Hellenic Republic of) 3.45% 2024	16,970	20,908
Greece (Hellenic Republic of) 3.375% 2025	71,970	90,342
Greece (Hellenic Republic of) 0% 2026	21,840	24,308
Greece (Hellenic Republic of) 2.00% 2027	13,760	16,728
Greece (Hellenic Republic of) 1.875% 2052	430	483
Groupe BPCE SA 0.875% 2024	700	812
Groupe BPCE SA 1.00% 2025	10,900	12,748
Groupe BPCE SA 2.75% 2027 (5-year EUR Mid-Swap + 2.37% on 11/30/2022)[1]	1,100	1,284
Hannover Rück SE 1.125% 2028	4,200	5,061
Highland Holdings SARL 0.318% 2026	1,950	2,217
Highland Holdings SARL 0.934% 2031	330	377
Honeywell International, Inc. 0.75% 2032	2,930	3,320
Iberdrola, SA 1.875% junior subordinated perpetual bonds (5-year EUR Annual (vs. 6-month EURIBOR) + 1.592% on 5/22/2023)[1]	1,600	1,861
Iberdrola, SA 2.25% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.574% on 4/28/2029)[1]	7,900	9,189
Indonesia (Republic of) 0.90% 2027	1,980	2,261
Ireland (Republic of) 0.90% 2028	280	340
Ireland (Republic of) 0.20% 2030	6,830	7,835
Ireland (Republic of) 0% 2031	22,100	24,578
Israel (State of) 2.875% 2024	7,700	9,337
Israel (State of) 1.50% 2027	4,275	5,224
Israel (State of) 1.50% 2029	3,875	4,800
Italy (Republic of) 1.85% 2025	30,640	36,899
Italy (Republic of) 0% 2026	2,000	2,234
Italy (Republic of) 0.85% 2027	18,465	21,441
Italy (Republic of) 0.95% 2027	20,340	23,654
Italy (Republic of) 0.25% 2028	212,585	236,080
Italy (Republic of) 2.80% 2028	41,144	53,450
Italy (Republic of) 1.35% 2030	690	812
Italy (Republic of) 1.65% 2030	10,580	12,674
Italy (Republic of) 0.95% 2031	2,400	2,679
Italy (Republic of) 1.45% 2036	17,940	20,461
Italy (Republic of) 1.80% 2041	3,360	3,869
Italy (Republic of) 1.70% 2051	500	535
Italy Buoni Poliennali Del Tesoro 0.90% 2031	50,440	56,517
Lloyds Banking Group PLC 1.75% 2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]	12,400	14,505
Luxembourg (Grand Duchy of) 0% 2032	271	301
LYB International Finance BV 1.625% 2031	500	608
LYB International Finance II BV 0.875% 2026	1,000	1,163
Marsh & McLennan Companies, Inc. 1.349% 2026	1,890	2,248
Marsh & McLennan Companies, Inc. 1.979% 2030	1,000	1,246
Medtronic Global Holdings SCA 1.125% 2027	7,500	8,913
Medtronic Global Holdings SCA 1.00% 2031	7,720	9,077
Medtronic Global Holdings SCA 1.375% 2040	1,426	1,623
Metropolitan Life Global Funding I 0.875% 2022[2]	1,000	1,139
Morocco (Kingdom of) 1.50% 2031	14,230	14,927
Netflix, Inc. 3.625% 2027	3,800	4,976
Netflix, Inc. 3.875% 2029[2]	3,800	5,231
Orange SA 2.00% 2029	400	506
Petroleos Mexicanos 5.50% 2025	16,330	20,185
Philip Morris International, Inc. 2.875% 2026	3,500	4,402
Philip Morris International, Inc. 0.80% 2031	5,800	6,371
Philippines (Republic of) 0.25% 2025	9,880	11,222
Philippines (Republic of) 0.70% 2029	5,480	6,194
Portuguese Republic 1.95% 2029	60	77
Portuguese Republic 0.475% 2030	9,770	11,304
Portuguese Republic 0.30% 2031	700	785
Portuguese Republic 0.90% 2035	1,170	1,358
Portuguese Republic 1.00% 2052	370	383
Public Storage 0.50% 2030	2,490	2,748
Quebec (Province of) 0.25% 2031	5,980	6,695
Raytheon Technologies Corp. 2.15% 2030	3,400	4,260
Romania 2.75% 2026	1,000	1,225

Capital World Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Romania 1.375% 2029		€640	$697
Romania 1.75% 2030		18,675	19,888
Romania 3.624% 2030		45,999	56,899
Romania 2.00% 2032		740	784
Romania 2.00% 2033		17,540	18,249
Romania 3.50% 2034		375	451
Russian Federation 2.875% 2025		15,300	18,734
Russian Federation 2.875% 2025		5,100	6,245
Santander Issuances, SA Unipersonal 3.25% 2026		7,200	9,043
Serbia (Republic of) 3.125% 2027		63,753	77,537
Serbia (Republic of) 3.125% 2027		5,390	6,555
Serbia (Republic of) 1.50% 2029		18,583	20,510
Serbia (Republic of) 2.05% 2036		16,570	17,321
Shell International Finance BV 0.875% 2039		4,570	4,786
Spain (Kingdom of) 2.75% 2024		17,030	21,178
Spain (Kingdom of) 0.80% 2027		83,500	99,213
Spain (Kingdom of) 1.40% 2028		2,455	3,032
Spain (Kingdom of) 1.45% 2029		10,215	12,668
Spain (Kingdom of) 0.50% 2030		3,030	3,495
Spain (Kingdom of) 1.25% 2030		31,859	38,897
Spain (Kingdom of) 0.10% 2031		2,335	2,567
Spain (Kingdom of) 0.50% 2031		38,919	44,072
Spain (Kingdom of) 1.85% 2035		630	810
Spain (Kingdom of) 1.00% 2042		880	976
Spain (Kingdom of) 2.70% 2048		7,290	10,911
Spain (Kingdom of) 1.00% 2050		1,800	1,863
Spain (Kingdom of) 1.45% 2071		240	239
State Grid Europe Development PLC 1.50% 2022		1,325	1,509
State Grid Overseas Investment, Ltd. 1.25% 2022		6,625	7,592
State Grid Overseas Investment, Ltd. 1.375% 2025		2,050	2,422
State Grid Overseas Investment, Ltd. 2.125% 2030		800	988
Stryker Corp. 0.25% 2024		5,290	6,055
Stryker Corp. 0.75% 2029		5,230	5,997
Stryker Corp. 1.00% 2031		2,410	2,779
Sweden (Kingdom of) 0.125% 2023		3,000	3,446
Takeda Pharmaceutical Company, Ltd. 0.75% 2027		3,230	3,749
Thermo Fisher Scientific (Finance I) BV 0.80% 2030		1,190	1,365
Thermo Fisher Scientific (Finance I) BV 1.625% 2041		690	802
Toyota Motor Credit Corp. 0.625% 2024		1,000	1,159
Tunisia (Republic of) 6.75% 2023		8,408	8,030
Tunisia (Republic of) 5.625% 2024		11,070	10,042
Tunisia (Republic of) 6.375% 2026		13,500	11,758
Turkey (Republic of) 4.375% 2027		6,910	7,374
Ukraine 6.75% 2026		13,243	14,394
Ukraine 4.375% 2030		15,050	13,849
Ukraine 4.375% 2030		1,800	1,656
UniCredit SpA 4.875% 2029 (5-year EUR-ICE Swap EURIBOR + 4.739% on 2/20/2024)[1]		7,750	9,478
Veolia Environnement 1.59% 2028		1,900	2,327
Verizon Communications, Inc. 0.375% 2029		12,350	13,840
Verizon Communications, Inc. 1.25% 2030		6,000	7,117
Verizon Communications, Inc. 0.75% 2032		6,025	6,712
Volkswagen Financial Services AG 1.375% 2023		5,480	6,397
Volkswagen Leasing GMBH 0.50% 2022		760	869
Wellcome Trust, Ltd. 1.125% 2027		3,000	3,604
Westlake Chemical Corp. 1.625% 2029		1,750	2,066
			2,496,608

Chinese yuan renminbi 9.14%
Agricultural Development Bank of China 3.75% 2029	CNY	58,370	9,556
Agricultural Development Bank of China 2.96% 2030		405,630	62,917
China (People’s Republic of), Series INBK, 1.99% 2025		31,500	4,857
China (People’s Republic of), Series INBK, 2.69% 2026		121,000	19,080
China (People’s Republic of), Series INBK, 3.03% 2026		277,230	44,300
China (People’s Republic of), Series 1916, 3.12% 2026		554,070	88,901
China (People’s Republic of), Series INBK, 2.85% 2027		843,000	133,617
China (People’s Republic of), Series INBK, 3.28% 2027		153,290	24,824
China (People’s Republic of), Series INBK, 2.91% 2028		199,840	31,588
China (People’s Republic of), Series 1915, 3.13% 2029		75,090	12,020

8	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Chinese yuan renminbi (continued)
China (People’s Republic of), Series 1906, 3.29% 2029	CNY	245,300	$39,570
China (People’s Republic of), Series INBK, 2.68% 2030		290,920	44,981
China (People’s Republic of), Series INBK, 3.27% 2030		490,560	79,625
China (People’s Republic of), Series INBK, 3.02% 2031		18,000	2,870
China (People’s Republic of), Series 1910, 3.86% 2049		1,314,670	222,348
China (People’s Republic of), Series INBK, 3.39% 2050		73,330	11,453
China (People’s Republic of), Series INBK, 3.81% 2050		206,700	34,767
China (People’s Republic of), Series INBK, 3.72% 2051		12,000	1,999
China Development Bank Corp., Series 1804, 4.69% 2023		200,000	32,255
China Development Bank Corp., Series 2008, 2.89% 2025		258,050	40,739
China Development Bank Corp., Series 1909, 3.50% 2026		48,800	7,844
China Development Bank Corp., Series 1904, 3.68% 2026		95,130	15,405
China Development Bank Corp., Series 2009, 3.39% 2027		327,410	52,481
China Development Bank Corp., Series 2004, 3.43% 2027		627,420	100,791
China Development Bank Corp., Series 1805, 4.04% 2028		1,018,480	169,687
China Development Bank Corp., Series 1805, 4.88% 2028		232,310	40,300
China Development Bank Corp., Series 1905, 3.48% 2029		303,200	48,862
China Development Bank Corp., Series 2005, 3.07% 2030		502,770	78,552
			1,456,189

Japanese yen 6.80%
Banco Santander, SA 0.568% 2023		¥600,000	5,229
Banque Federative du Credit Mutuel 0.443% 2023		100,000	873
Export-Import Bank of India 0.59% 2022		2,400,000	20,852
Goldman Sachs Group, Inc. 2.00% 2022[2]		130,000	1,145
Goldman Sachs Group, Inc. 2.00% 2022[2]		110,000	968
Goldman Sachs Group, Inc. 2.80% 2022[2]		100,000	871
Goldman Sachs Group, Inc. 2.84% 2022[2]		120,000	1,046
Goldman Sachs Group, Inc. 2.86% 2022[2]		100,000	871
Goldman Sachs Group, Inc. 2.86% 2022[2]		100,000	871
Groupe BPCE SA 0.64% 2022		2,800,000	24,348
Groupe BPCE SA 0.645% 2023		1,500,000	13,107
Hungary 0.52% 2023		200,000	1,743
Indonesia (Republic of) 0.54% 2022		800,000	6,964
Indonesia (Republic of) 0.89% 2022		700,000	6,104
Indonesia (Republic of) 0.92% 2023		100,000	877
Indonesia (Republic of) 1.13% 2023		1,100,000	9,686
Intesa Sanpaolo SpA 1.36% 2022		600,000	5,227
Japan, Series 17, 0.10% 2023[3]		1,465,060	12,908
Japan, Series 18, 0.10% 2024[3]		2,575,620	22,772
Japan, Series 341, 0.30% 2025		1,567,450	13,836
Japan, Series 21, 0.10% 2026[3]		1,530,000	13,687
Japan, Series 346, 0.10% 2027		7,636,600	67,011
Japan, Series 347, 0.10% 2027		1,800,000	15,799
Japan, Series 23, 0.10% 2028[3]		8,617,859	77,541
Japan, Series 24, 0.10% 2029[3]		625,342	5,651
Japan, Series 26, 0.005% 2031[3]		3,878,719	35,051
Japan, Series 362, 0.10% 2031		9,098,150	79,603
Japan, Series 363, 0.10% 2031		7,067,000	61,726
Japan, Series 145, 1.70% 2033		8,945,000	91,361
Japan, Series 152, 1.20% 2035		24,320,800	238,114
Japan, Series 161, 0.60% 2037		2,087,600	18,917
Japan, Series 173, 0.40% 2040		462,750	3,997
Japan, Series 176, 0.50% 2041		741,900	6,492
Japan, Series 42, 1.70% 2044		3,145,000	34,047
Japan, Series 53, 0.60% 2046		971,800	8,482
Japan, Series 37, 0.60% 2050		5,218,850	44,478
Japan, Series 70, 0.70% 2051		6,274,150	54,843
Korea National Oil Corp. 0.24% 2022		100,000	869
Lloyds Banking Group PLC 0.65% 2023		400,000	3,494
Malayan Banking Bhd. 0.27% 2022		400,000	3,478
Philippines (Republic of) 0.001% 2024		5,700,000	49,272
PT Perusahaan Listrik Negara 0.43% 2022		400,000	3,470
Renault SA 0.50% 2022		100,000	867
Santander Consumer Finance SA 0.325% 2022		100,000	868
Société Générale 0.804% 2023		100,000	874

Capital World Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Japanese yen (continued)
Tunisia (Republic of) 3.28% 2027		¥700,000	$3,894
United Mexican States 0.62% 2022		200,000	1,740
United Mexican States 0.60% 2023		700,000	6,094
			1,082,018

British pounds 4.33%
Comcast Corp. 1.50% 2029		£600	805
Comcast Corp. 1.875% 2036		400	533
Electricité de France SA 6.00% 2114		700	1,713
Fiserv, Inc. 2.25% 2025		150	209
HSBC Holdings PLC 3.00% 2030 (1-year EUR Annual (vs. 6-month GBP-LIBOR) + 1.77% on 5/29/2029)[1]		8,000	11,404
HSBC Holdings PLC 5.375% 2030 (3-month GBP-LIBOR + 1.50% on 11/4/2025)[1]		840	1,281
Lloyds Banking Group PLC 7.625% 2025		450	723
National Grid Transco PLC 1.375% 2026		290	389
National Grid Transco PLC 4.00% 2027		2,460	3,724
Nestlé Finance International, Ltd. 2.25% 2023		400	556
United Kingdom 1.75% 2022		19,400	26,525
United Kingdom 0.125% 2023		970	1,307
United Kingdom 2.25% 2023		4,650	6,468
United Kingdom 0.125% 2024		33,500	44,841
United Kingdom 1.00% 2024		117,000	159,705
United Kingdom 0.625% 2025		2,100	2,838
United Kingdom 0.125% 2026		13,130	17,339
United Kingdom 4.25% 2027		9,590	15,570
United Kingdom 0.125% 2028		2,400	3,122
United Kingdom 0.875% 2029		660	895
United Kingdom 0.375% 2030		89,950	116,242
United Kingdom 4.75% 2030		24,475	44,046
United Kingdom 0.25% 2031		6,170	7,805
United Kingdom 4.25% 2032		10,271	18,378
United Kingdom 0.875% 2033		32,535	43,268
United Kingdom 0.625% 2035		17,619	22,301
United Kingdom 1.75% 2037		9,800	14,383
United Kingdom 3.25% 2044		16,550	31,345
United Kingdom 3.50% 2045		18,215	36,121
United Kingdom 0.875% 2046		1,830	2,311
United Kingdom 1.50% 2047		6,460	9,382
United Kingdom 0.625% 2050		14,750	17,565
United Kingdom 1.25% 2051		9,588	13,317
United Kingdom 1.50% 2053		240	359
United Kingdom 1.625% 2054		1,550	2,400
United Kingdom 0.50% 2061		3,540	4,051
Vodafone Group PLC 5.625% 2025		540	848
Volkswagen Financial Services NV 0.875% 2025		1,300	1,715
Volkswagen Group of America Finance, LLC 3.375% 2026		700	1,015
Wal-Mart Stores, Inc. 5.625% 2034[2]		1,000	1,952
			688,751

Danish kroner 2.48%
Nordea Kredit 0.50% 2040[4]	DKr	107,093	15,575
Nykredit Realkredit AS, Series 01E, 2.00% 2037[4]		18,995	3,062
Nykredit Realkredit AS, Series 01E, 0.50% 2040[4]		687,517	99,938
Nykredit Realkredit AS, Series 01E, 1.50% 2040[4]		111,172	17,424
Nykredit Realkredit AS, Series 01E, 0.50% 2043[4]		941,836	135,355
Nykredit Realkredit AS, Series 01E, 2.50% 2047[4]		8,491	1,392
Nykredit Realkredit AS, Series 01E, 0.50% 2050[4]		99,343	13,923
Nykredit Realkredit AS, Series 01E, 1.00% 2053[4]		678,112	97,844
Nykredit Realkredit AS, Series CCE, 1.00% 2050[4]		54,800	8,008
Realkredit Danmark AS 1.00% 2053[4]		20,700	2,989
			395,510

Canadian dollars 2.40%
AT&T, Inc. 5.10% 2048	C$	400	370
Canada 1.00% 2022		16,200	12,846
Canada 2.25% 2025		125,860	103,168
Canada 0.25% 2026		51,115	38,823
Canada 2.25% 2029		228,465	192,668

10	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Canadian dollars (continued)
Canada 4.00% 2041	C$	1,725	$1,893
Canada 3.50% 2045		2,970	3,195
Canada 2.75% 2048		22,100	21,512
Canada 2.00% 2051		3,000	2,552
National Australia Bank, Ltd. 3.515% (3-month Canada BA + 1.58% on 6/12/2025)[1]		5,472	4,550
Verizon Communications, Inc. 3.625% 2050		1,280	1,008
			382,585

Mexican pesos 1.82%
América Móvil, SAB de CV, 8.46% 2036	MXN	15,000	706
Petróleos Mexicanos 7.19% 2024		340,342	15,808
Petróleos Mexicanos 7.47% 2026		518,589	23,033
United Mexican States, Series M20, 10.00% 2024		872,209	45,649
United Mexican States, Series M, 5.75% 2026		359,000	16,542
United Mexican States, Series M, 7.50% 2027		2,698,777	132,269
United Mexican States, Series M20, 8.50% 2029		450,770	23,314
United Mexican States, Series M, 7.75% 2031		582,852	28,797
United Mexican States, Series M, 7.75% 2042		47,306	2,244
United Mexican States, Series M, 8.00% 2047		42,069	2,040
			290,402

Russian rubles 1.40%
Russian Federation 7.00% 2023	RUB	116,552	1,534
Russian Federation 7.00% 2023		400	5
Russian Federation 7.10% 2024		154,000	1,998
Russian Federation 8.15% 2027		404,225	5,360
Russian Federation 2.50% 2028[3]		30	1
Russian Federation 6.90% 2029		2,246,875	27,692
Russian Federation 7.65% 2030		5,699,890	73,298
Russian Federation 5.90% 2031		467,680	5,299
Russian Federation 6.90% 2031		2,415,548	29,385
Russian Federation 8.50% 2031		2,619,880	35,549
Russian Federation 7.70% 2033		1,975,073	25,340
Russian Federation 7.25% 2034		1,100,725	13,574
Russian Federation 6.10% 2035		175,154	1,928
Russian Federation 7.70% 2039		154,338	1,956
			222,919

Malaysian ringgits 1.40%
Malaysia (Federation of), Series 0116, 3.80% 2023	MYR	10,770	2,642
Malaysia (Federation of), Series 0316, 3.90% 2026		44,000	10,917
Malaysia (Federation of), Series 0417, 3.899% 2027		53,000	13,125
Malaysia (Federation of), Series 0219, 3.885% 2029		201,790	49,478
Malaysia (Federation of), Series 0318, 4.642% 2033		51,000	13,168
Malaysia (Federation of), Series 0415, 4.254% 2035		6,900	1,713
Malaysia (Federation of), Series 0317, 4.762% 2037		8,830	2,308
Malaysia (Federation of), Series 0418, 4.893% 2038		91,858	24,096
Malaysia (Federation of), Series 0219, 4.467% 2039		44,000	10,897
Malaysia (Federation of), Series 0519, 3.757% 2040		152,539	34,981
Malaysia (Federation of), Series 0216, 4.736% 2046		35,205	8,935
Malaysia (Federation of), Series 0518, 4.921% 2048		97,216	25,454
Malaysia (Federation of), Series 0519, 4.638% 2049		45,466	11,168
Malaysia (Federation of), Series 0120, 4.065% 2050		58,575	13,747
			222,629

Australian dollars 1.09%
Australia (Commonwealth of), Series 152, 2.75% 2028	A$	61,125	48,087
Australia (Commonwealth of), Series 163, 1.00% 2031		173,410	118,708
Australia (Commonwealth of), Series 157, 1.50% 2031		5,000	3,592
Australia (Commonwealth of), Series 165, 1.75% 2032		5,300	3,870
			174,257

Colombian pesos 0.72%
Colombia (Republic of), Series B, 10.00% 2024	COP	2,418,500	637
Colombia (Republic of), Series B, 7.50% 2026		8,308,000	2,030
Colombia (Republic of), Series B, 6.00% 2028		1,429,800	318
Colombia (Republic of), Series B, 7.75% 2030		2,311,200	555
Colombia (Republic of), Series B, 7.00% 2032		643,700	145

Capital World Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Colombian pesos (continued)
Colombia (Republic of), Series B, 5.75% 2027	COP	238,777,400	$53,072
Colombia (Republic of), Series B, 7.00% 2031		153,861,700	34,961
Colombia (Republic of), Series B, 7.25% 2034		5,217,000	1,177
Colombia (Republic of), Series B, 7.25% 2050		105,659,600	22,389
			115,284

Indonesian rupiah 0.70%
Indonesia (Republic of), Series 63, 5.625% 2023	IDR	191,100,000	13,763
Indonesia (Republic of), Series 81, 6.50% 2025		10,958,000	810
Indonesia (Republic of), Series 86, 5.50% 2026		22,542,000	1,607
Indonesia (Republic of), Series 59, 7.00% 2027		117,915,000	8,885
Indonesia (Republic of), Series 78, 8.25% 2029		405,736,000	31,790
Indonesia (Republic of), Series 82, 7.00% 2030		271,232,000	19,754
Indonesia (Republic of), Series 87, 6.50% 2031		102,374,000	7,259
Indonesia (Republic of), Series 91, 6.375% 2032		69,452,000	4,915
Indonesia (Republic of), Series 68, 8.375% 2034		178,668,000	14,090
Indonesia (Republic of), Series 80, 7.50% 2035		81,982,000	6,036
Indonesia (Republic of), Series 83, 7.50% 2040		29,077,000	2,134
			111,043

Czech korunas 0.46%
Czech Republic 0.45% 2023	CZK	105,760	4,584
Czech Republic 0% 2024		631,600	26,291
Czech Republic 1.25% 2025		785,300	33,721
Czech Republic 2.40% 2025		186,590	8,267
			72,863

Polish zloty 0.41%
Poland (Republic of), Series 0922, 5.75% 2022	PLN	51,680	13,160
Poland (Republic of), Series 1024, 2.25% 2024		23,500	5,625
Poland (Republic of), Series 0725, 3.25% 2025		164,200	40,149
Poland (Republic of), Series 1029, 2.75% 2029		26,990	6,264
			65,198

Brazilian reais 0.39%
Brazil (Federative Republic of) 6.00% 2023[3]	BRL	54,391	9,822
Brazil (Federative Republic of) 6.00% 2024[3]		283,350	51,845
Brazil (Federative Republic of) 6.00% 2030[3]		389	74
			61,741

Indian rupees 0.36%
HDFC Bank, Ltd. 7.95% 2026	INR	200,000	2,870
India (Republic of) 5.15% 2025		3,920,630	51,846
National Highways Authority of India 7.27% 2022		210,000	2,860
			57,576

South Korean won 0.34%
South Korea (Republic of), Series 2712, 2.375% 2027	KRW	43,869,200	37,369
South Korea (Republic of), Series 3106, 2.00% 2031		21,008,450	17,290
			54,659

Norwegian kroner 0.25%
Norway (Kingdom of) 1.75% 2025	NKr	295,000	33,733
Norway (Kingdom of) 1.50% 2026		50,000	5,659
			39,392

Peruvian nuevos soles 0.24%
Peru (Republic of) 8.20% 2026	PEN	2,500	714
Peru (Republic of) 5.94% 2029		106,945	27,453
Peru (Republic of) 6.15% 2032		27,862	7,015
Peru (Republic of) 5.40% 2034		6,311	1,444
Peru (Republic of) 6.90% 2037		3,346	854
Peru (Republic of) 5.35% 2040		4,265	912
Peru (Republic of) 6.85% 2042		955	242
			38,634

12	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Chilean pesos 0.23%
Chile (Republic of) 1.50% 2026[3]	CLP	5,147,114	$5,938
Chile (Republic of) 4.50% 2026		280,000	318
Chile (Republic of) 5.00% 2028		5,745,000	6,538
Chile (Republic of) 1.90% 2030[3]		8,588,858	9,777
Chile (Republic of) 4.70% 2030		12,580,000	13,818
			36,389

Ukrainian hryvnia 0.19%
Ukraine 14.91% 2022	UAH	156,567	5,868
Ukraine 16.06% 2022		299,325	11,391
Ukraine 17.00% 2022		81,018	3,030
Ukraine 17.25% 2022		103,990	3,815
Ukraine 10.00% 2023		17,650	625
Ukraine 15.84% 2025		149,360	5,935
Ukraine 15.84% 2025		9,100	362
			31,026

South African rand 0.12%
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR	20,850	1,345
South Africa (Republic of), Series R-186, 10.50% 2026		9,733	676
South Africa (Republic of), Series R-213, 7.00% 2031		76,500	4,049
South Africa (Republic of), Series R-2032, 8.25% 2032		43,595	2,471
South Africa (Republic of), Series R-2035, 8.875% 2035		72,600	4,091
South Africa (Republic of), Series R-2037, 8.50% 2037		19,098	1,013
South Africa (Republic of), Series R-2048, 8.75% 2048		97,797	5,107
			18,752

Thai baht 0.06%
Thailand (Kingdom of) 2.125% 2026	THB	111,000	3,479
Thailand (Kingdom of) 3.65% 2031		162,000	5,625
			9,104

Hungarian forints 0.04%
Hungary (Republic of), Series C, 1.50% 2023	HUF	1,440,000	4,293
Hungary (Republic of), Series A, 3.25% 2031		990,000	2,808
			7,101

Romanian leu 0.03%
Romania 4.75% 2025	RON	18,700	4,324

Israeli shekels 0.02%
Israel (State of) 2.00% 2027	ILS	5,100	1,762
Israel (State of) 5.50% 2042		1,300	665
Israel (State of) 3.75% 2047		1,780	738
			3,165

Egyptian pounds 0.02%
Egypt (Arab Republic of) 18.40% 2024	EGP	450	31
Egypt (Arab Republic of) 14.292% 2028		45,850	2,914
			2,945

New Zealand dollars 0.01%
New Zealand 2.00% 2032	NZ$	1,350	892

Turkish lira 0.00%
Turkey (Republic of) 2.80% 2023[3]	TRY	7,606	604
Turkey (Republic of) 4.10% 2024[3]		2,023	171
			775

Ghanaian cedi 0.00%
Ghana (Republic of) 19.00% 2026	GHS	2,195	336

Capital World Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars 41.22%
7-Eleven, Inc. 1.30% 2028[2]	$487	$464
7-Eleven, Inc. 1.80% 2031[2]	9,180	8,697
Abu Dhabi (Emirate of) 0.75% 2023[2]	18,355	18,317
Abu Dhabi (Emirate of) 3.875% 2050	4,000	4,670
Abu Dhabi National Energy Company PJSC (TAQA) 3.625% 2023[2]	580	597
Abu Dhabi National Energy Company PJSC (TAQA) 4.875% 2030[2]	440	523
Adobe, Inc. 2.15% 2027	6,134	6,314
Advisor Group Holdings, LLC 6.25% 2028[2]	3,120	3,241
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026	2,395	2,416
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028	2,471	2,508
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	1,660	1,693
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041	1,154	1,204
Aeropuerto International de Tocume SA 5.125% 2061[2]	4,875	5,121
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2026[2]	1,175	1,264
AG Merger Sub II, Inc. 10.75% 2027[2]	1,678	1,865
Alabama Power Co. 3.00% 2052	7,280	7,281
Albertsons Companies, Inc. 3.50% 2029[2]	825	828
Albion Financing 1 SARL / Aggreko Holdings, Inc. 6.125% 2026[2]	550	556
Albion Financing 2 SARL 8.75% 2027[2]	350	356
Alexandria Real Estate Equities, Inc. 3.80% 2026	1,040	1,126
Alexandria Real Estate Equities, Inc. 3.95% 2028	465	514
Alexandria Real Estate Equities, Inc. 2.75% 2029	131	135
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,000	1,152
Alexandria Real Estate Equities, Inc. 1.875% 2033	494	465
Alibaba Group Holding, Ltd. 2.125% 2031	507	490
Allegheny Technologies, Inc. 4.875% 2029	685	687
Allegheny Technologies, Inc. 5.125% 2031	398	402
Alliant Holdings Intermediate, LLC 6.75% 2027[2]	2,355	2,446
Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[2]	695	708
Allied Universal Holdco LLC 9.75% 2027[2]	1,510	1,615
Allied Universal Holdco LLC 6.00% 2029[2]	320	312
Allstate Corp. 0.75% 2025	690	673
Allstate Corp. 1.45% 2030	2,000	1,893
Allstate Corp. 3.85% 2049	250	293
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[5,6]	2,080	2,081
Altice France SA 5.125% 2029[2]	1,164	1,137
Altria Group, Inc. 3.40% 2030	137	142
Altria Group, Inc. 5.95% 2049	2,476	3,096
Altria Group, Inc. 3.70% 2051	2,370	2,213
Amazon.com, Inc. 1.50% 2030	5,069	4,918
Amazon.com, Inc. 3.875% 2037	505	595
Amazon.com, Inc. 2.50% 2050	13,505	12,896
American Airlines, Inc. 5.50% 2026[2]	1,250	1,302
American Airlines, Inc. 5.75% 2029[2]	1,250	1,338
American Campus Communities, Inc. 3.75% 2023	3,090	3,175
American Campus Communities, Inc. 4.125% 2024	1,945	2,079
American Campus Communities, Inc. 3.30% 2026	1,500	1,582
American Campus Communities, Inc. 3.625% 2027	1,575	1,684
American Express Co. 3.625% 2024	8,700	9,303
American Express Co. 3.125% 2026	225	238
American Honda Finance Corp. 0.55% 2024	1,500	1,481
American Honda Finance Corp. 3.55% 2024	1,000	1,051
American Honda Finance Corp. 1.20% 2025	527	525
American Honda Finance Corp. 1.30% 2026	2,000	1,977
American Honda Finance Corp. 1.80% 2031	1,000	976
American International Group, Inc. 3.90% 2026	475	515
American International Group, Inc. 3.40% 2030	2,285	2,474
American International Group, Inc. 4.80% 2045	500	642
American International Group, Inc. 4.375% 2050	1,773	2,216
American Tower Corp. 1.45% 2026	1,105	1,082
American Tower Corp. 1.60% 2026	2,105	2,086
American Tower Corp. 2.30% 2031	1,992	1,937
American Tower Corp. 2.70% 2031	771	774
AmerisourceBergen Corp. 2.70% 2031	5,000	5,057
Amgen, Inc. 1.90% 2025	3,077	3,137
Amgen, Inc. 2.20% 2027	2,359	2,416
AmWINS Group, Inc. 4.875% 2029[2]	375	379
Analog Devices, Inc. 1.70% 2028	1,006	1,004
Analog Devices, Inc. 2.10% 2031	1,417	1,422

14	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Analog Devices, Inc. 2.95% 2051	$1,139	$1,173
Anglo American Capital PLC 2.25% 2028[2]	6,609	6,495
Anglo American Capital PLC 5.625% 2030[2]	3,850	4,565
Anglo American Capital PLC 2.875% 2031[2]	3,200	3,188
Anglo American Capital PLC 3.95% 2050[2]	200	213
Angola (Republic of) 9.50% 2025	5,150	5,528
Angola (Republic of) 8.25% 2028	10,100	10,174
Angola (Republic of) 8.00% 2029	5,663	5,604
Anheuser-Busch InBev NV 4.75% 2029	12,403	14,449
Anheuser-Busch InBev NV 4.90% 2031	2,500	3,006
Anheuser-Busch InBev NV 5.55% 2049	1,767	2,450
Anheuser-Busch InBev NV 4.50% 2050	3,400	4,200
Antero Resources Corp. 5.375% 2030[2]	310	332
Aon Corp. / Aon Global Holdings PLC 2.60% 2031	2,500	2,546
Apache Corp. 4.375% 2028	589	642
Apache Corp. 4.75% 2043	170	187
Apple, Inc. 0.55% 2025	5,925	5,768
Apple, Inc. 2.375% 2041	1,625	1,580
Apple, Inc. 2.70% 2051	1,450	1,437
ArcelorMittal 4.25% 2029	165	181
Ardagh Group SA 6.50% Cash 2027[2,7]	1,220	1,258
Aretec Escrow Issuer, Inc. 7.50% 2029[2]	1,510	1,551
Argentine Republic 1.00% 2029	1,601	584
Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[1]	20,390	7,188
Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[1]	20,658	6,637
Argentine Republic 2.50% 2041 (3.50% on 7/9/2022)[1]	6,340	2,248
Artera Services, LLC 9.033% 2025[2]	1,325	1,403
Arthur J. Gallagher & Co. 3.50% 2051	122	129
Asbury Automotive Group, Inc. 4.625% 2029[2]	395	403
Asbury Automotive Group, Inc. 5.00% 2032[2]	240	249
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[5,6]	865	868
Ascent Resources - Utica LLC 7.00% 2026[2]	1,025	1,040
Ascent Resources - Utica LLC 8.25% 2028[2]	1,332	1,391
Ascent Resources - Utica LLC 5.875% 2029[2]	655	631
Associated Materials, LLC 9.00% 2025[2]	2,263	2,424
AssuredPartners, Inc. 7.00% 2025[2]	1,160	1,170
AssuredPartners, Inc. 8.00% 2027[2]	731	759
AssuredPartners, Inc. 5.625% 2029[2]	630	614
AstraZeneca Finance LLC 1.75% 2028	4,864	4,839
AstraZeneca Finance LLC 2.25% 2031	613	618
AstraZeneca PLC 4.00% 2029	2,000	2,261
AstraZeneca PLC 3.00% 2051	3,718	3,907
AT&T, Inc. 2.30% 2027	1,625	1,654
AT&T, Inc. 1.65% 2028	6,025	5,903
AT&T, Inc. 2.75% 2031	12,251	12,512
AT&T, Inc. 2.25% 2032	5,900	5,708
AT&T, Inc. 2.55% 2033	800	783
AT&T, Inc. 3.30% 2052	3,558	3,494
AT&T, Inc. 3.50% 2053	4,447	4,495
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 6.25% 2029[5,6]	130	132
Avangrid, Inc. 3.80% 2029	3,000	3,265
Avantor Funding, Inc. 3.875% 2029[2]	950	962
Axiata SPV2 Bhd. 2.163% 2030	651	645
Azul Investments LLP 7.25% 2026[2]	825	757
Bahrain (Kingdom of) 6.125% 2022	400	409
Bahrain (Kingdom of) 6.125% 2023	1,000	1,054
Baidu, Inc. 3.425% 2030	2,275	2,391
Baker Hughes, a GE Co. 4.486% 2030	2,288	2,627
Banco do Brasil SA (Cayman) 3.875% 2022	587	598
Bangkok Bank PCL 4.05% 2024	1,210	1,280
Bangkok Bank PCL 4.45% 2028	470	536
Bangkok Bank PCL 9.025% 2029	980	1,335
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[1]	9,080	9,294
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[1,2]	290	297
Bank of America Corp. 0.976% 2025 (USD-SOFR + 0.69% on 4/22/2024)[1]	17,050	16,922
Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[1]	15,500	15,348
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[1]	13,616	13,524

Capital World Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[1]	$11,764	$11,272
Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[1]	8,240	8,270
Bank of America Corp. 4.083% 2051 (3-month USD-LIBOR + 3.15% on 3/20/2050)[1]	10,400	12,541
Bank of Nova Scotia 1.35% 2026	7,269	7,190
Bausch Health Companies, Inc. 9.25% 2026[2]	4,245	4,489
Bausch Health Companies, Inc. 5.75% 2027[2]	1,225	1,273
Bausch Health Companies, Inc. 4.875% 2028[2]	1,245	1,272
Bausch Health Companies, Inc. 7.25% 2029[2]	250	248
Bausch Health Companies, Inc. 5.25% 2031[2]	900	792
Bayer US Finance II LLC 3.875% 2023[2]	5,690	5,949
Bayer US Finance II LLC 4.25% 2025[2]	2,557	2,768
Bayer US Finance II LLC 4.375% 2028[2]	500	559
Bayerische Motoren Werke AG 3.80% 2023[2]	2,028	2,103
Bayerische Motoren Werke AG 3.15% 2024[2]	2,555	2,669
Bayerische Motoren Werke AG 3.90% 2025[2]	5,000	5,381
Bayerische Motoren Werke AG 4.15% 2030[2]	5,000	5,667
Bayerische Motoren Werke AG 2.55% 2031[2]	1,737	1,784
Becton, Dickinson and Company 2.823% 2030	1,950	2,021
Belarus (Republic of) 6.875% 2023	46,910	46,506
Belarus (Republic of) 5.875% 2026[2]	1,500	1,329
Belarus (Republic of) 7.625% 2027	31,500	29,098
Berkshire Hathaway Energy Company 3.70% 2030	4,025	4,449
Berkshire Hathaway Energy Company 2.85% 2051	2,062	1,990
Berkshire Hathaway Finance Corp. 4.25% 2049	3,000	3,693
Black Knight, Inc. 3.625% 2028[2]	1,040	1,040
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[2]	1,345	1,427
BlueLinx Holdings, Inc. 6.00% 2029[2]	450	448
Bluestar Finance Holdings, Ltd. 3.10% junior subordinated perpetual bonds (3-year UST Yield Curve Rate T Note Constant Maturity + 5.634% on 7/12/2024)[1]	4,626	4,658
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[5,6]	475	480
BMW Finance NV 2.40% 2024[2]	3,000	3,088
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]	1,600	1,570
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]	14,000	14,210
Boeing Company 4.875% 2025	4,675	5,119
Boeing Company 2.75% 2026	2,634	2,712
Boeing Company 2.70% 2027	2,020	2,055
Boeing Company 5.04% 2027	4,297	4,842
Boeing Company 5.15% 2030	3,357	3,914
Boeing Company 3.625% 2031	73	78
Boeing Company 5.805% 2050	2,713	3,681
Bombardier, Inc. 7.50% 2024[2]	25	26
Bombardier, Inc. 7.125% 2026[2]	1,100	1,143
Bombardier, Inc. 7.875% 2027[2]	2,975	3,089
Bombardier, Inc. 6.00% 2028[2]	610	613
Bombardier, Inc. 7.45% 2034[2]	1,340	1,648
Bonanza Creek Energy, Inc. 5.00% 2026[2]	200	202
Boston Scientific Corp. 3.375% 2022	1,750	1,768
Boston Scientific Corp. 3.45% 2024	2,780	2,909
Boston Scientific Corp. 2.65% 2030	1,500	1,531
Boston Scientific Corp. 4.70% 2049	360	457
Boyd Gaming Corp. 4.75% 2027	1,215	1,241
Braskem Idesa SAPI 6.99% 2032[2]	375	377
Braskem SA 4.50% 2030[2]	4,050	4,314
Brightstar Escrow Corp. 9.75% 2025[2]	1,185	1,272
Bristol-Myers Squibb Company 1.45% 2030	1,417	1,352
British American Tobacco PLC 3.215% 2026	4,902	5,107
British American Tobacco PLC 3.557% 2027	7,988	8,384
British American Tobacco PLC 4.70% 2027	775	853
British American Tobacco PLC 2.259% 2028	1,611	1,571
British American Tobacco PLC 3.462% 2029	5,900	6,120
British American Tobacco PLC 4.906% 2030	2,443	2,745
British American Tobacco PLC 2.726% 2031	1,542	1,498
British American Tobacco PLC 4.758% 2049	1,500	1,615
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875% 2027	1,667	1,809
Broadcom, Inc. 4.75% 2029	1,950	2,222
Broadcom, Inc. 4.15% 2030	5,070	5,627
Broadcom, Inc. 3.419% 2033[2]	5,750	6,034
Broadcom, Inc. 3.469% 2034[2]	5,408	5,668
Broadcom, Inc. 3.187% 2036[2]	2,830	2,829

16	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Broadcom, Inc. 3.50% 2041[2]	$1,479	$1,521
Broadcom, Inc. 3.75% 2051[2]	465	487
Burlington Northern Santa Fe LLC 3.05% 2051	2,950	3,061
BWX Technologies, Inc. 4.125% 2029[2]	770	781
CA Magnum Holdings 5.375% 2026[2]	200	207
Caesars Entertainment, Inc. 6.25% 2025[2]	380	399
Caesars Entertainment, Inc. 4.625% 2029[2]	670	671
California Resources Corp. 7.125% 2026[2]	935	973
Canadian National Railway Company 3.20% 2046	190	199
Canadian Natural Resources, Ltd. 2.95% 2023	5,400	5,504
Canadian Natural Resources, Ltd. 2.05% 2025	1,846	1,865
Canadian Natural Resources, Ltd. 3.85% 2027	5,473	5,868
Canadian Natural Resources, Ltd. 2.95% 2030	16,576	16,806
Canadian Pacific Railway, Ltd. 1.75% 2026	1,408	1,414
Canadian Pacific Railway, Ltd. 2.45% 2031	1,268	1,294
Canadian Pacific Railway, Ltd. 3.00% 2041	1,271	1,302
Canadian Pacific Railway, Ltd. 3.10% 2051	11,455	11,802
Canpack SA / Canpack US, LLC 3.875% 2029[2]	655	640
Carnival Corp. 7.625% 2026[2]	250	262
Carnival Corp. 4.00% 2028[2]	1,325	1,318
Carnival Corp. 6.00% 2029[2]	900	897
Carrier Global Corp. 2.493% 2027	750	771
Carrier Global Corp. 2.722% 2030	2,453	2,508
Carrier Global Corp. 3.377% 2040	989	1,035
Carvana Co. 5.625% 2025[2]	10	10
Carvana Co. 5.50% 2027[2]	10	10
Carvana Co. 5.875% 2028[2]	165	165
Carvana Co. 4.875% 2029[2]	1,095	1,045
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class C, 6.50% 2041[2,4]	432	426
Castlelake Aviation Finance DAC 5.00% 2027[2]	1,275	1,267
CCB Life Insurance Co., Ltd. 4.50% 2077 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.68% on 4/21/2022)[1]	250	253
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[2]	3,340	3,424
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[2]	750	781
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	3,800	3,765
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[2]	1,200	1,213
CCO Holdings LLC and CCO Holdings Capital Corp. 2.30% 2032	2,900	2,757
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	10	10
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[2]	1,850	1,890
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[2]	950	936
CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051	1,500	1,454
CEC Entertainment, Inc. 6.75% 2026[2]	1,025	1,006
Centene Corp. 2.45% 2028	460	454
Centene Corp. 4.625% 2029	2,315	2,501
Centene Corp. 2.50% 2031	615	600
Centene Corp. 2.625% 2031	100	98
Centerfield Media Parent, Inc. 6.625% 2026[2]	690	692
Central Garden & Pet Co. 4.125% 2030	610	616
Central Garden & Pet Co. 4.125% 2031[2]	280	282
Charles River Laboratories International, Inc. 4.25% 2028[2]	650	677
Cheniere Energy Partners LP 4.50% 2029	1,220	1,295
Cheniere Energy Partners LP 4.00% 2031	640	672
Cheniere Energy Partners LP 3.25% 2032[2]	504	510
Cheniere Energy, Inc. 4.625% 2028	435	463
Cheniere Energy, Inc. 3.70% 2029	858	920
Chesapeake Energy Corp. 5.50% 2026[2]	640	674
Chesapeake Energy Corp. 5.875% 2029[2]	140	150
Chevron Corp. 2.954% 2026	3,470	3,677
Chevron Corp. 1.995% 2027	6,472	6,573
Chevron Corp. 2.236% 2030	983	995
Chevron USA, Inc. 1.018% 2027	3,856	3,716
Chevron USA, Inc. 2.343% 2050	886	819
China CITIC Bank International, Ltd. 4.625% 2029 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.25% on 2/28/2024)[1]	2,300	2,406
China Construction Bank Corp. 2.45% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.15% on 6/24/2025)[1]	27,625	28,012
China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023	21,760	21,716
Chubb INA Holdings, Inc. 2.85% 2051	674	677
Cigna Corp. 4.125% 2025	2,615	2,862

Capital World Bond Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Cigna Corp. 4.375% 2028	$3,492	$3,971
Cigna Corp. 2.375% 2031	1,023	1,029
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[1]	8,832	8,767
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]	25,925	27,196
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[1]	39,102	38,451
Citigroup, Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[1]	2,520	2,620
Clarivate Science Holdings Corp. 3.875% 2028[2]	205	206
Clarivate Science Holdings Corp. 4.875% 2029[2]	415	422
Cleveland-Cliffs, Inc. 9.875% 2025[2]	393	445
Cleveland-Cliffs, Inc. 6.75% 2026[2]	682	723
Cleveland-Cliffs, Inc. 4.875% 2031[2]	825	858
CMB International Leasing Management, Ltd. 3.625% 2029	960	1,006
CNX Resources Corp. 7.25% 2027[2]	955	1,014
CNX Resources Corp. 6.00% 2029[2]	160	167
Coca-Cola Company 1.00% 2028	1,210	1,164
Coca-Cola Company 1.375% 2031	1,487	1,404
Coca-Cola Company 2.50% 2051	710	683
Cogent Communications Group, Inc. 3.50% 2026[2]	1,200	1,220
Coinbase Global, Inc. 3.375% 2028[2]	1,023	957
Coinbase Global, Inc. 3.625% 2031[2]	680	627
Colbun SA 3.95% 2027[2]	2,445	2,587
Colombia (Republic of) 4.125% 2051	2,250	1,834
Comcast Corp. 3.95% 2025	4,395	4,802
Comcast Corp. 2.65% 2030	4,760	4,942
Comcast Corp. 1.50% 2031	5,500	5,198
Comcast Corp. 1.95% 2031	642	630
Comcast Corp. 2.80% 2051	200	193
Comision Federal de Electricidad 4.875% 2024[2]	3,500	3,724
Comisión Federal de Electricidad 4.75% 2027[2]	370	410
Commonwealth Bank of Australia 2.688% 2031[2]	21,525	21,190
Commonwealth Bank of Australia 3.61% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.05% on 9/12/2029)[1,2]	4,161	4,355
Compass Diversified Holdings 5.25% 2029[2]	2,195	2,303
Compass Diversified Holdings 5.00% 2032[2]	480	493
Comstock Resources, Inc. 6.75% 2029[2]	1,690	1,836
Comstock Resources, Inc. 5.875% 2030[2]	510	524
Conagra Brands, Inc. 1.375% 2027	800	765
Conagra Brands, Inc. 5.40% 2048	5,137	6,935
Constellation Brands, Inc. 2.875% 2030	839	862
Constellation Brands, Inc. 2.25% 2031	1,859	1,819
Constellation Oil Services Holding SA 10.00% PIK 2024[2,7,8]	6,822	2,135
Consumers Energy Co. 3.25% 2046	1,909	2,028
Consumers Energy Co. 3.10% 2050	247	258
Consumers Energy Co. 2.65% 2052	495	483
Continental Resources, Inc. 5.75% 2031[2]	390	460
Continental Resources, Inc. 2.875% 2032[2]	2,487	2,437
CoreLogic, Inc. 4.50% 2028[2]	2,155	2,150
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[5,6]	575	582
Corporate Office Properties LP 2.25% 2026	1,413	1,431
Corporate Office Properties LP 2.00% 2029	689	663
Corporate Office Properties LP 2.90% 2033	1,449	1,418
Costa Rica (Republic of) 6.125% 2031[2]	4,843	4,904
Costa Rica (Republic of) 7.00% 2044	4,776	4,698
Coty, Inc. 4.75% 2029[2]	345	351
Covert Mergeco, Inc. 4.875% 2029[2]	155	158
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 2031[2]	2,605	2,723
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	7,000	7,019
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[1,2]	5,065	5,426
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]	3,862	4,264
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]	5,125	5,220
Crestwood Midstream Partners LP 6.00% 2029[2]	1,000	1,040
CRH America, Inc. 5.125% 2045[2]	3,000	3,926
Crown Castle International Corp. 2.50% 2031	1,074	1,067
CSN Resources SA 7.625% 2026	40,724	42,803
CSX Corp. 4.25% 2029	3,355	3,775
CSX Corp. 3.80% 2050	397	453
CSX Corp. 2.50% 2051	5,175	4,796
CVR Partners LP 9.25% 2023[2]	145	146

18	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
CVR Partners LP 6.125% 2028[2]	$965	$1,020
CVS Health Corp. 4.30% 2028	2,343	2,631
Daimler Trucks Finance North America, LLC 2.375% 2028[2]	1,100	1,106
Daimler Trucks Finance North America, LLC 2.50% 2031[2]	2,625	2,627
DaimlerChrysler North America Holding Corp. 3.40% 2022[2]	3,370	3,384
DaimlerChrysler North America Holding Corp. 2.45% 2031[2]	2,200	2,238
Danske Bank AS 2.70% 2022[2]	7,200	7,228
Danske Bank AS 3.875% 2023[2]	9,700	10,093
DaVita, Inc. 4.625% 2030[2]	650	667
Dell International LLC / EMC Corp. 8.10% 2036	162	247
Deutsche Bank AG 2.311% 2027 (USD-SOFR + 1.219% on 11/16/2026)[1]	3,825	3,826
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	6,900	7,270
Development Bank of Mongolia LLC 7.25% 2023	16,205	17,098
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[2,6,7]	156	155
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[6,7]	142	140
Diamond Sports Group LLC 5.375% 2026[2]	446	224
Diamond Sports Group LLC 6.625% 2027[2]	1,870	528
Diamondback Energy, Inc. 4.40% 2051	1,700	1,953
Dianjian Haiyu, Ltd. 3.50% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.773% on 6/14/2022)[1]	423	427
Dianjian International Finance, Ltd. 4.60% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.933% on 3/13/2023)[1]	405	417
Diebold Nixdorf, Inc. 9.375% 2025[2]	1,131	1,219
Diebold, Inc. 8.50% 2024	1,125	1,126
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 7.00% 2026[5,6,9,10]	236	223
Digital Currency Group, Inc., Term Loan, 8.75% 2026[5,9,10]	314	298
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 5.75% 2027[5,6]	1,310	1,313
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.875% 2027[2]	1,350	1,384
Discovery Communications, Inc. 3.625% 2030	2,669	2,856
DISH DBS Corp. 5.25% 2026[2]	455	463
DISH DBS Corp. 5.125% 2029	1,825	1,664
Dominican Republic 6.85% 2045	2,815	3,111
Dow Chemical Co. 4.80% 2028	385	450
Dow Chemical Co. 2.10% 2030	1,000	984
Dow Chemical Co. 5.55% 2048	725	1,020
Dow Chemical Co. 4.80% 2049	500	638
Dow Chemical Co. 3.60% 2050	1,000	1,086
DT Midstream, Inc. 4.125% 2029[2]	675	692
DTE Electric Company 2.625% 2031	3,514	3,621
DTE Energy Company 2.95% 2050	1,540	1,556
Duke Energy Progress, LLC 3.70% 2028	6,150	6,745
Duke Energy Progress, LLC 2.00% 2031	17,820	17,427
Dun & Bradstreet Corp. 5.00% 2029[2]	502	514
Ecolab, Inc. 1.65% 2027	1,500	1,508
Ecolab, Inc. 2.125% 2032	500	496
Ecolab, Inc. 2.125% 2050	1,000	884
Ecolab, Inc. 2.70% 2051	500	492
Edison International 4.125% 2028	5,375	5,678
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]	725	743
Egypt (Arab Republic of) 5.875% 2025	2,000	2,061
Egypt (Arab Republic of) 7.50% 2027[2]	5,300	5,532
Egypt (Arab Republic of) 7.625% 2032[2]	1,500	1,425
Electricité de France SA 3.625% 2025[2]	760	812
Electricité de France SA 4.50% 2028[2]	1,722	1,948
Electricité de France SA 4.875% 2038[2]	7,267	8,819
Electricité de France SA 4.875% 2044[2]	325	405
Electricité de France SA 5.00% 2048[2]	768	1,000
Eli Lilly and Company 3.375% 2029	583	643
Empire Resorts, Inc. 7.75% 2026[2]	335	337
Empresas Publicas de Medellin ESP 4.25% 2029[2]	4,935	4,690
Enbridge Energy Partners LP 7.375% 2045	1,396	2,185
Enbridge, Inc. 2.50% 2025	5,000	5,143
Enbridge, Inc. 3.40% 2051	3,366	3,420
Endo DAC / Endo Finance LLC / Endo Finco 9.50% 2027[2]	2,246	2,289
Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[2]	1,561	1,165
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[2]	980	962
Enel Finance International SA 3.50% 2028[2]	7,600	8,129

Capital World Bond Fund	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Enel Finance International SA 4.75% 2047[2]	$4,218		$5,186
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]	10,000		11,158
Energy Transfer Operating LP 5.00% 2050	16,049		18,512
Energy Transfer Partners LP 5.30% 2047	265		308
Energy Transfer Partners LP 6.00% 2048	2,656		3,307
Energy Transfer Partners LP 6.25% 2049	2,395		3,135
Energy Transfer Partners LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[1]	254		259
Enfragen Energia Sur SA 5.375% 2030[2]	400		366
ENN Clean Energy International Investment, Ltd. 3.375% 2026[2]	1,600		1,592
ENN Energy Holdings, Ltd. 2.625% 2030[2]	15,445		15,366
Entergy Louisiana, LLC 2.90% 2051	1,250		1,228
Enterprise Products Operating LLC 3.20% 2052	1,757		1,728
Enterprise Products Operating LLC 3.30% 2053	4,810		4,795
EQM Midstream Partners LP 6.50% 2027[2]	1,310		1,469
EQT Corp. 5.00% 2029	65		72
EQT Corp. 7.50% 2030[1]	317		408
Equinix, Inc. 2.15% 2030	8,862		8,625
Equinix, Inc. 3.00% 2050	3,418		3,279
Equinix, Inc. 2.95% 2051	1,750		1,657
Essex Portfolio LP 3.875% 2024	3,360		3,539
Ethiopia (Federal Democratic Republic of) 6.625% 2024	11,450		7,809
European Investment Bank 2.25% 2022	4,600		4,617
Extra Space Storage, Inc. 2.35% 2032	492		479
Exxon Mobil Corp. 2.019% 2024	5,380		5,516
Exxon Mobil Corp. 2.44% 2029	1,617		1,660
Exxon Mobil Corp. 2.61% 2030	2,570		2,666
Exxon Mobil Corp. 3.452% 2051	803		872
Fair Isaac Corp. 4.00% 2028[2]	1,050		1,081
Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[4,6]	—	[11]	—	[11]
Fannie Mae Pool #FM1465 3.00% 2030[4]	104		110
Fannie Mae Pool #BK0499 3.00% 2034[4]	233		245
Fannie Mae Pool #MA3384 4.00% 2048[4]	32		34
Fannie Mae Pool #FM3217 3.50% 2050[4]	15,094		16,062
Fertitta Entertainment, Inc. 6.75% 2024[2]	950		951
Fidelity National Information Services, Inc. 3.10% 2041	452		457
First Quantum Minerals, Ltd. 6.50% 2024[2]	613		621
First Quantum Minerals, Ltd. 6.875% 2026[2]	587		610
First Quantum Minerals, Ltd. 6.875% 2027[2]	1,250		1,347
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[2]	1,170		1,139
FirstEnergy Corp., Series A, 3.35% 2022[1]	10,000		10,044
FirstEnergy Corp. 2.05% 2025	11,325		11,240
FirstEnergy Corp. 1.60% 2026	7,525		7,280
FirstEnergy Corp., Series B, 4.40% 2027 (4.15% on 1/15/2022)[1]	8,588		9,257
FirstEnergy Corp. 3.50% 2028[2]	1,425		1,520
FirstEnergy Corp. 2.25% 2030	2,500		2,410
FirstEnergy Corp. 2.65% 2030	7,144		7,073
FirstEnergy Corp. 7.375% 2031	867		1,172
FirstEnergy Transmission LLC 2.866% 2028[2]	1,700		1,704
Fiserv, Inc. 2.25% 2027	3,860		3,930
Five Corners Funding Trust II 2.85% 2030[2]	3,500		3,630
Florida Power & Light Company 2.85% 2025	1,600		1,672
Florida Power & Light Company 2.875% 2051	11,855		12,054
FMG Resources 4.375% 2031[2]	1,125		1,183
Ford Motor Co. 3.25% 2032	1,060		1,088
Ford Motor Co. 5.291% 2046	70		82
Ford Motor Credit Company LLC 5.125% 2025	2,593		2,823
Ford Motor Credit Company LLC 4.542% 2026	1,370		1,490
Ford Motor Credit Company LLC 3.815% 2027	2,550		2,700
Ford Motor Credit Company LLC 4.125% 2027	650		702
Ford Motor Credit Company LLC 2.90% 2028	250		251
Ford Motor Credit Company LLC 4.00% 2030	1,915		2,063
Freddie Mac Pool #SI2002 4.00% 2048[4]	183		196
Freddie Mac Pool #SD0726 2.50% 2051[4]	16,210		16,704
Freedom Mortgage Corp. 7.625% 2026[2]	800		818
Freeport-McMoRan, Inc. 5.45% 2043	635		800
Fresnillo PLC 4.25% 2050[2]	2,560		2,686
Front Range BidCo, Inc. 6.125% 2028[2]	1,000		987

20	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Frontier Communications Corp. 5.875% 2027[2]	$1,025	$1,086
Frontier Communications Corp. 5.00% 2028[2]	652	673
Frontier Communications Corp. 6.75% 2029[2]	1,078	1,123
Frontier Communications Holdings, LLC 5.875% 2029	2,375	2,378
FS Energy and Power Fund 7.50% 2023[2]	1,564	1,633
FXI Holdings, Inc. 7.875% 2024[2]	432	441
FXI Holdings, Inc. 12.25% 2026[2]	2,480	2,793
Gabonese Republic 6.95% 2025	1,190	1,239
Gabonese Republic 6.625% 2031[2]	325	317
Gabonese Republic 7.00% 2031[2]	1,190	1,169
GC Treasury Center Co., Ltd. 2.98% 2031[2]	550	557
General Dynamics Corp. 1.15% 2026	2,790	2,767
General Dynamics Corp. 3.625% 2030	3,600	4,003
General Electric Capital Corp. 4.418% 2035	730	872
General Motors Company 6.80% 2027	538	661
General Motors Financial Co. 3.55% 2022	1,850	1,877
General Motors Financial Co. 2.90% 2025	1,720	1,780
General Motors Financial Co. 1.50% 2026	1,000	985
General Motors Financial Co. 4.00% 2026	1,000	1,081
General Motors Financial Co. 2.40% 2028	13,300	13,365
General Motors Financial Co. 2.70% 2031	1,150	1,147
Genesis Energy, LP 8.00% 2027	1,627	1,679
GeoPark, Ltd. 6.50% 2024	2,573	2,640
Georgia (Republic of) 2.75% 2026[2]	2,535	2,528
Ghana (Republic of) 0% 2025	300	211
Ghana (Republic of) 8.125% 2026	940	871
Ghana (Republic of) 6.375% 2027	1,220	1,033
Ghana (Republic of) 6.375% 2027[2]	480	406
Glencore Funding LLC 1.625% 2026[2]	14,481	14,222
Glencore Funding LLC 2.625% 2031[2]	3,800	3,697
Global Payments, Inc. 2.90% 2030	4,027	4,105
Global Payments, Inc. 2.90% 2031	2,100	2,132
Gol Finance SA 8.00% 2026[2]	410	386
Goldman Sachs Group, Inc. 3.20% 2023	2,979	3,056
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	5,926	5,809
Goldman Sachs Group, Inc. 1.992% 2032 (USD-SOFR + 1.09% on 1/27/2031)[1]	3,625	3,479
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[1]	6,885	6,785
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[1]	15,346	15,472
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[1]	5,883	5,926
Goldman Sachs Group, Inc. 2.908% 2042 (USD-SOFR + 1.40% on 7/21/2041)[1]	3,156	3,144
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[1]	1,688	1,754
GPC Merger Sub, Inc. 7.125% 2028[2]	540	560
GPS Hospitality Holding Co. LLC 7.00% 2028[2]	235	214
Gray Escrow II, Inc. 5.375% 2031[2]	325	335
Gray Television, Inc. 4.75% 2030[2]	250	249
Grifols Escrow Issuer SA 4.75% 2028[2]	200	204
Group 1 Automotive, Inc. 4.00% 2028[2]	315	314
Groupe BPCE SA 5.70% 2023[2]	850	914
Groupe BPCE SA 2.045% 2027 (USD-SOFR + 1.087% on 10/19/2026)[1,2]	10,000	9,920
Grupo Energia Bogota SA ESP 4.875% 2030[2]	3,800	4,100
Guara Norte SARL 5.198% 2034	4,222	4,154
Guara Norte SARL 5.198% 2034[2]	340	334
Harbour Energy PLC 5.50% 2026[2]	480	477
Harsco Corp. 5.75% 2027[2]	945	964
Hartford Financial Services Group, Inc. 2.90% 2051	614	607
Harvest Midstream I, LP 7.50% 2028[2]	882	945
HCA, Inc. 5.625% 2028	1,390	1,627
HCA, Inc. 3.50% 2030	50	53
HCA, Inc. 5.25% 2049	675	869
HealthEquity, Inc. 4.50% 2029[2]	265	263
Hexion, Inc. 7.875% 2027[2]	2,070	2,186
Hightower Holding, LLC 6.75% 2029[2]	1,255	1,291
Hilcorp Energy I, LP 5.75% 2029[2]	1,115	1,151
Hilcorp Energy I, LP 6.00% 2031[2]	480	497
Hilton Grand Vacations Borrower 5.00% 2029[2]	1,510	1,550
Hilton Worldwide Holdings, Inc. 4.00% 2031[2]	810	830
Home Depot, Inc. 2.95% 2029	5,999	6,397
Home Depot, Inc. 4.50% 2048	863	1,118
Home Depot, Inc. 2.375% 2051	1,073	989

Capital World Bond Fund	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Honduras (Republic of) 5.625% 2030[2]	$5,023	$5,237
Honeywell International, Inc. 2.30% 2024	700	724
Honeywell International, Inc. 2.70% 2029	908	952
Howard Hughes Corp. 5.375% 2028[2]	1,997	2,130
Howard Hughes Corp. 4.125% 2029[2]	325	330
Howard Hughes Corp. 4.375% 2031[2]	250	253
Howard Midstream Energy Partners, LLC 6.75% 2027[2]	450	462
HSBC Holdings PLC 4.95% 2030	2,300	2,702
HSBC Holdings PLC 2.848% 2031 (USD-SOFR + 2.387% on 6/4/2030)[1]	9,400	9,519
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.15%) 1.294% 2022[6]	400	394
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.85%) 1.985% 2022[6]	45,893	45,810
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.325%) 1.455% 2023[6]	1,272	1,242
Huarong Finance 2017 Co., Ltd. 4.75% 2027	5,137	5,310
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 1.295% 2023[6]	13,460	13,191
Huarong Finance 2019 Co., Ltd. 3.75% 2024	750	758
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 1.43% 2025[6]	1,334	1,274
Huarong Finance 2019 Co., Ltd. 3.875% 2029	1,520	1,485
Huarong Finance 2019 Co., Ltd. 4.50% 2029	4,332	4,409
Huarong Finance 2019 Co., Ltd. 3.375% 2030	1,496	1,442
Huarong Finance II Co., Ltd. 5.00% 2025	3,769	3,924
Huarong Finance II Co., Ltd. 5.50% 2025	3,287	3,455
Huarong Finance II Co., Ltd. 4.625% 2026	2,469	2,552
Huarong Finance II Co., Ltd. 4.875% 2026	3,058	3,177
HUB International, Ltd. 7.00% 2026[2]	1,940	1,996
Hungary (Republic of) 2.125% 2031[2]	42,435	41,848
Hungary (Republic of) 3.125% 2051[2]	9,275	9,148
Huntsman International LLC 2.95% 2031	40	41
Hyundai Capital America 3.25% 2022[2]	2,104	2,144
Hyundai Capital America 0.875% 2024[2]	8,710	8,546
Hyundai Capital America 1.80% 2025[2]	666	663
Hyundai Capital America 1.50% 2026[2]	8,175	7,955
Hyundai Capital America 1.65% 2026[2]	1,100	1,079
Hyundai Capital America 2.375% 2027[2]	8,548	8,509
Hyundai Capital America 2.00% 2028[2]	4,375	4,269
Hyundai Capital America 2.10% 2028[2]	350	340
ICBCIL Finance Co., Ltd. 3.625% 2027	530	562
II-VI, Inc. 5.00% 2029[2]	525	537
II-VI, Inc., Term Loan B, (3-month USD-LIBOR + 2.75%) 3.25% 2028[5,6]	150	150
Independence Energy Finance LLC 7.25% 2026[2]	850	884
Ingles Markets, Inc. 4.00% 2031[2]	820	827
Instituto Costarricense de Electricidad 6.75% 2031[2]	725	735
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 4.75%) 5.75% 2022[5,6]	1,523	1,529
International Flavors & Fragrances, Inc. 1.23% 2025[2]	2,500	2,447
International Flavors & Fragrances, Inc. 1.832% 2027[2]	1,100	1,081
International Flavors & Fragrances, Inc. 2.30% 2030[2]	1,740	1,708
International Flavors & Fragrances, Inc. 3.268% 2040[2]	1,000	1,017
International Flavors & Fragrances, Inc. 3.468% 2050[2]	1,750	1,838
International Game Technology PLC 5.25% 2029[2]	400	424
Interstate Power and Light Co. 2.30% 2030	4,150	4,135
Intesa Sanpaolo SpA 3.25% 2024[2]	9,500	9,896
Invitation Homes Operating Partnership LP 2.30% 2028	1,052	1,041
Invitation Homes Operating Partnership LP 2.00% 2031	1,703	1,606
Invitation Homes Operating Partnership LP 2.70% 2034	1,136	1,116
Iraq (Republic of) 6.752% 2023[2]	2,200	2,232
Iron Mountain Information Management Services, Inc. 5.00% 2032[2]	825	846
Iron Mountain, Inc. 5.25% 2030[2]	897	947
Israel (State of) 2.50% 2030	21,810	22,765
Israel (State of) 2.75% 2030	3,040	3,238
Israel (State of) 3.375% 2050	8,310	9,007
Israel (State of) 3.875% 2050	3,895	4,556
Jersey Central Power & Light Co. 4.30% 2026[2]	560	608
Jordan (Hashemite Kingdom of) 4.95% 2025	800	828
Jordan (Hashemite Kingdom of) 5.85% 2030[2]	1,300	1,318
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[1]	15,529	15,354
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[1]	15,010	17,387
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[1]	293	297
JPMorgan Chase & Co. 3.328% 2052 (USD-SOFR + 1.58% on 4/22/2051)[1]	4,498	4,825
Kantar Group LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 5.25% 2026[5,6]	439	439

22	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Kasikornbank PCL HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]	$3,740	$3,745
Kennedy-Wilson Holdings, Inc. 4.75% 2029	1,500	1,536
Kennedy-Wilson Holdings, Inc. 4.75% 2030	865	878
Kennedy-Wilson Holdings, Inc. 5.00% 2031	1,095	1,130
Kenya (Republic of) 6.875% 2024	9,500	10,060
Keurig Dr Pepper, Inc. 3.20% 2030	853	903
Keurig Dr Pepper, Inc. 5.085% 2048	1,825	2,387
Kimberly-Clark Corp. 3.10% 2030	668	721
Kimberly-Clark Corp. 2.00% 2031	3,220	3,207
Kinder Morgan, Inc. 5.20% 2048	1,110	1,374
Kinder Morgan, Inc. 3.60% 2051	19,041	19,193
Kraft Heinz Company 3.875% 2027	1,400	1,514
Kraft Heinz Company 4.625% 2039	120	141
Kraft Heinz Company 5.00% 2042	1,550	1,932
Kraft Heinz Company 5.20% 2045	830	1,058
Kraft Heinz Company 4.375% 2046	145	170
Kraft Heinz Company 4.875% 2049	35	44
Kronos Acquisition Holdings, Inc. 5.00% 2026[2]	610	603
Kronos Acquisition Holdings, Inc. 7.00% 2027[2]	1,775	1,676
L3Harris Technologies, Inc. 1.80% 2031	1,575	1,505
Labl Escrow Issuer, LLC 10.50% 2027[2]	650	682
Labl, Inc. 8.25% 2029[2]	1,670	1,682
Laboratory Corporation of America Holdings 2.70% 2031	2,500	2,541
Lamb Weston Holdings, Inc. 4.125% 2030[2]	925	951
Lamb Weston Holdings, Inc. 4.375% 2032[2]	550	568
LCM Investments Holdings II, LLC 4.875% 2029[2]	71	73
Leader Goal International, Ltd. 4.25% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.919% on 1/19/2023)[1]	1,250	1,287
Ligado Networks LLC 15.50% PIK 2023[2,7]	1,217	988
Ligado Networks LLC 17.50% PIK 2024[2,7]	415	195
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[2]	4,696	5,404
Lima Metro Line 2 Finance, Ltd. 5.875% 2034	3,652	4,203
Lima Metro Line 2 Finance, Ltd. 4.35% 2036[2]	3,221	3,403
Limited Brands, Inc. 6.625% 2030[2]	235	267
Limited Brands, Inc. 6.875% 2035	478	595
Limited Brands, Inc. 6.75% 2036	12	15
Lithuania (Republic of) 6.625% 2022[2]	2,000	2,010
Lloyds Banking Group PLC 3.75% 2027	6,770	7,331
Lockheed Martin Corp. 3.60% 2035	1,936	2,167
Lockheed Martin Corp. 4.50% 2036	1,613	1,974
Lockheed Martin Corp. 4.07% 2042	954	1,125
Lockheed Martin Corp. 2.80% 2050	4,309	4,307
Lockheed Martin Corp. 4.09% 2052	1,262	1,562
Lowe’s Companies, Inc. 1.70% 2030	1,000	951
Lowe’s Companies, Inc. 4.05% 2047	387	446
Lowe’s Companies, Inc. 3.00% 2050	1,082	1,070
LPL Holdings, Inc. 4.625% 2027[2]	1,320	1,368
LPL Holdings, Inc. 4.375% 2031[2]	655	671
LSB Industries, Inc. 6.25% 2028[2]	1,245	1,297
LSC Communications, Inc. 8.75% 2023[2,8,9,10]	2,502	24
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2026[2]	130	132
LYB International Finance III, LLC 1.25% 2025	475	468
LYB International Finance III, LLC 3.375% 2040	1,000	1,044
LYB International Finance III, LLC 3.625% 2051	2,409	2,557
Mallinckrodt PLC 10.00% 2025[2]	5,040	5,349
Marsh & McLennan Companies, Inc. 3.875% 2024	370	392
Marsh & McLennan Companies, Inc. 4.375% 2029	160	183
Marsh & McLennan Companies, Inc. 2.25% 2030	351	351
Marsh & McLennan Companies, Inc. 2.375% 2031	913	923
Marsh & McLennan Companies, Inc. 4.75% 2039	500	625
Marsh & McLennan Companies, Inc. 4.90% 2049	1,000	1,348
Masco Corp. 1.50% 2028	1,033	1,001
Masco Corp. 2.00% 2031	994	954
Masco Corp. 3.125% 2051	653	650
Mastercard, Inc. 1.90% 2031	2,178	2,192
Mastercard, Inc. 2.00% 2031	4,527	4,517
Mastercard, Inc. 2.95% 2051	1,422	1,475
McDonald’s Corp. 2.125% 2030	1,649	1,643

Capital World Bond Fund	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Meituan Dianping 2.125% 2025	$10,930	$10,541
Meituan Dianping 3.05% 2030[2]	25,040	23,201
Mercer International, Inc. 5.125% 2029	685	701
Merck & Co., Inc. 1.45% 2030	1,461	1,400
Merck & Co., Inc. 2.15% 2031	2,715	2,725
Merck & Co., Inc. 2.75% 2051	1,351	1,339
Merck & Co., Inc. 2.90% 2061	2,123	2,117
Methanex Corp. 5.65% 2044	200	201
MetLife, Inc. 4.55% 2030	1,750	2,070
Metropolitan Life Global Funding I 3.375% 2022[2]	500	500
Metropolitan Life Global Funding I 1.95% 2023[2]	1,000	1,013
Metropolitan Life Global Funding I 0.95% 2025[2]	666	657
Metropolitan Life Global Funding I 3.45% 2026[2]	2,310	2,493
Metropolitan Life Global Funding I 3.00% 2027[2]	1,150	1,223
Metropolitan Life Global Funding I 1.55% 2031[2]	571	540
Mexico City Airport Trust 4.25% 2026	1,278	1,354
Mexico City Airport Trust 3.875% 2028	1,672	1,735
Mexico City Airport Trust 5.50% 2046	2,675	2,675
Mexico City Airport Trust 5.50% 2047	2,947	2,956
Mexico City Airport Trust 5.50% 2047[2]	287	288
MGM Growth Properties LLC 3.875% 2029[2]	140	147
MicroStrategy, Inc. 6.125% 2028[2]	350	351
Midas Intermediate Holdco II, LLC 7.875% 2022[2]	105	106
Midas OpCo Holdings LLC 5.625% 2029[2]	1,035	1,061
MidCap Financial Issuer Trust 6.50% 2028[2]	800	835
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	8,000	8,092
Mohegan Gaming & Entertainment 8.00% 2026[2]	1,775	1,866
Molina Healthcare, Inc. 4.375% 2028[2]	135	139
Molina Healthcare, Inc. 3.875% 2030[2]	460	478
Molina Healthcare, Inc. 3.875% 2032[2]	950	958
MoneyGram International, Inc. 5.375% 2026[2]	325	330
Mongolia (State of) 5.125% 2026	700	718
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[1]	14,750	14,314
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	10,772	10,672
Morgan Stanley 1.928% 2032 (USD-SOFR + 1.02% on 4/28/2031)[1]	1,604	1,534
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[1]	3,674	3,597
Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[1]	905	905
Movida Europe SA 5.25% 2031[2]	4,770	4,408
Mozambique (Republic of) 5.00% 2031 (9.00% on 9/15/2023)[1]	2,100	1,785
Mozart Debt Merger Sub, Inc. 3.875% 2029[2]	430	429
Mozart Debt Merger Sub, Inc. 5.25% 2029[2]	1,365	1,386
MPLX LP 2.65% 2030	9,007	8,976
MPLX LP 4.70% 2048	1,449	1,676
MPLX LP 5.50% 2049	22,015	28,180
MSCI, Inc. 3.625% 2031[2]	900	935
MSCI, Inc. 3.875% 2031[2]	1,290	1,345
MV24 Capital BV 6.748% 2034	8,191	8,459
Nabors Industries, Inc. 7.375% 2027[2]	710	736
National Financial Partners Corp. 6.875% 2028[2]	1,578	1,585
National Grid PLC 3.15% 2027[2]	1,105	1,148
Navient Corp. 5.50% 2023	1,941	2,024
Navient Corp. 5.875% 2024	2,500	2,668
Navient Corp. 6.125% 2024	187	200
Navient Corp. 4.875% 2028	530	529
NBM US Holdings, Inc. 7.00% 2026[2]	9,816	10,307
NCL Corp., Ltd. 3.625% 2024[2]	1,180	1,115
NCL Corp., Ltd. 5.875% 2026[2]	700	698
NCR Corp. 5.125% 2029[2]	1,350	1,400
Neiman Marcus Group, LLC 7.125% 2026[2]	1,160	1,233
Nestlé Holdings, Inc. 0.625% 2026[2]	6,692	6,492
Nestlé Holdings, Inc. 1.00% 2027[2]	4,275	4,105
Nestlé Holdings, Inc. 1.15% 2027[2]	2,650	2,587
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 4.50% 2026[5,6]	2,852	2,858
Netflix, Inc. 4.875% 2028	3,146	3,592
Netflix, Inc. 5.875% 2028	3,299	3,973
Netflix, Inc. 5.375% 2029[2]	2,212	2,631
Netflix, Inc. 4.875% 2030[2]	931	1,087
New Fortress Energy, Inc. 6.75% 2025[2]	925	935
New Fortress Energy, Inc. 6.50% 2026[2]	3,320	3,299

24	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
New York Life Global Funding 2.30% 2022[2]	$3,000	$3,026
New York Life Global Funding 0.95% 2025[2]	842	830
New York Life Global Funding 0.85% 2026[2]	1,750	1,710
New York Life Global Funding 1.20% 2030[2]	11,702	10,932
New York Life Global Funding 1.85% 2031[2]	1,000	972
New York Life Insurance Company 3.75% 2050[2]	2,315	2,642
New York State Electric & Gas Corp. 3.25% 2026[2]	3,000	3,194
Newcrest Finance Pty, Ltd. 3.25% 2030[2]	3,070	3,219
Newcrest Finance Pty, Ltd. 4.20% 2050[2]	471	536
Newell Brands, Inc. 5.875% 2036[1]	550	679
Newell Rubbermaid, Inc. 4.70% 2026	570	622
Nexstar Broadcasting, Inc. 4.75% 2028[2]	797	813
Nexstar Escrow Corp. 5.625% 2027[2]	780	823
NextEra Energy Capital Holdings, Inc. 1.90% 2028	6,375	6,313
NGL Energy Operating LLC 7.50% 2026[2]	2,575	2,659
NGL Energy Partners LP 7.50% 2023	2,032	2,004
Niagara Mohawk Power Corp. 4.278% 2034[2]	3,000	3,383
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[2]	730	755
NIKE, Inc. 3.375% 2050	3,450	3,909
Norfolk Southern Corp. 3.05% 2050	816	834
Northern Oil and Gas, Inc. 8.125% 2028[2]	1,670	1,764
Northern States Power Co. 2.25% 2031	3,079	3,107
Northern States Power Co. 2.60% 2051	1,250	1,196
Northrop Grumman Corp. 3.25% 2028	3,145	3,369
Northrop Grumman Corp. 5.25% 2050	1,098	1,542
Northwestern Mutual Global Funding 0.80% 2026[2]	889	864
Nova Chemicals Corp. 4.25% 2029[2]	650	654
Novelis Corp. 3.25% 2026[2]	125	126
Novelis Corp. 4.75% 2030[2]	770	811
Novelis Corp. 3.875% 2031[2]	105	105
Nuveen, LLC 4.00% 2028[2]	545	605
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[2]	600	655
Oasis Petroleum, Inc. 6.375% 2026[2]	680	715
Occidental Petroleum Corp. 5.875% 2025	960	1,060
Occidental Petroleum Corp. 8.00% 2025	420	491
Occidental Petroleum Corp. 6.375% 2028	1,725	2,051
Occidental Petroleum Corp. 3.50% 2029	670	689
Occidental Petroleum Corp. 6.125% 2031	470	572
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048	7,560	7,710
Oleoducto Central SA 4.00% 2027[2]	20,945	20,851
Oleoducto Central SA 4.00% 2027	4,602	4,581
Oman (Sultanate of) 6.25% 2031[2]	3,400	3,724
Oncor Electric Delivery Company, LLC 2.70% 2051[2]	2,043	1,970
ONEOK, Inc. 4.00% 2027	84	91
ONEOK, Inc. 4.35% 2029	49	53
ONEOK, Inc. 3.10% 2030	918	936
ONEOK, Inc. 4.95% 2047	282	327
ONEOK, Inc. 5.20% 2048	3,881	4,701
ONEOK, Inc. 4.45% 2049	1,873	2,075
Option Care Health, Inc. 4.375% 2029[2]	225	226
Oracle Corp. 2.65% 2026	9,890	10,174
Oracle Corp. 3.25% 2027	8,084	8,517
Oracle Corp. 2.875% 2031	3,286	3,310
Oracle Corp. 3.60% 2050	2,475	2,428
Oracle Corp. 3.95% 2051	1,846	1,920
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[2,4,6]	3,114	3,118
Otis Worldwide Corp. 2.056% 2025	1,000	1,017
Otis Worldwide Corp. 2.565% 2030	2,000	2,031
Otis Worldwide Corp. 3.362% 2050	500	528
Owens & Minor, Inc. 4.375% 2024	1,985	2,112
Pacific Gas and Electric Co. 3.15% 2026	6,974	7,135
Pacific Gas and Electric Co. 2.10% 2027	8,408	8,124
Pacific Gas and Electric Co. 3.30% 2027	3,339	3,400
Pacific Gas and Electric Co. 3.00% 2028	22,140	22,318
Pacific Gas and Electric Co. 4.65% 2028	11,414	12,461
Pacific Gas and Electric Co. 4.55% 2030	6,216	6,727
Pacific Gas and Electric Co. 2.50% 2031	25,992	24,789
Pacific Gas and Electric Co. 3.25% 2031	14,623	14,687

Capital World Bond Fund	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Pacific Gas and Electric Co. 3.30% 2040	$19,545	$18,157
Pacific Gas and Electric Co. 3.75% 2042	3,399	3,178
Pacific Gas and Electric Co. 3.50% 2050	6,400	5,945
Pakistan (Islamic Republic of) 5.625% 2022	50,650	51,729
Panama (Republic of) 3.75% 2026[2]	735	782
Panama (Republic of) 4.50% 2056	1,139	1,259
Panama (Republic of) 3.87% 2060	1,160	1,164
Panther BF Aggregator 2, LP 6.25% 2026[2]	154	161
Panther BF Aggregator 2, LP 8.50% 2027[2]	385	409
Park Intermediate Holdings LLC 4.875% 2029[2]	480	492
Parker-Hannifin Corp. 3.25% 2029	70	74
Parkland Corp. 4.625% 2030[2]	280	279
Party City Holdings, Inc. 8.75% 2026[2]	2,336	2,414
PayPal Holdings, Inc. 2.85% 2029	2,995	3,155
PayPal Holdings, Inc. 2.30% 2030	4,178	4,248
PayPal Holdings, Inc. 3.25% 2050	879	944
Pearl Merger Sub, Inc. 6.75% 2028[2]	450	463
PepsiCo, Inc. 1.95% 2031	1,162	1,163
PepsiCo, Inc. 2.75% 2051	850	873
Peru (Republic of) 3.00% 2034	235	235
Petróleos Mexicanos 4.875% 2022	5,060	5,075
Petróleos Mexicanos 4.625% 2023	1,990	2,042
Petróleos Mexicanos 6.875% 2025[2]	10,339	11,309
Petróleos Mexicanos 6.875% 2026	23,050	25,374
Petróleos Mexicanos 6.50% 2027	20,385	21,773
Petróleos Mexicanos 6.50% 2029	380	395
Petróleos Mexicanos 6.70% 2032[2]	10,329	10,453
Petróleos Mexicanos 7.69% 2050	500	484
Petróleos Mexicanos 6.95% 2060	776	694
PETRONAS Capital, Ltd. 3.50% 2030[2]	2,715	2,940
PETRONAS Capital, Ltd. 4.55% 2050[2]	3,885	4,824
Pfizer, Inc. 2.75% 2026	915	970
Pfizer, Inc. 1.70% 2030	3,120	3,059
PG&E Corp. 5.00% 2028	2,660	2,803
PGT Innovations, Inc. 4.375% 2029[2]	480	483
Philip Morris International, Inc. 2.875% 2024	5,750	5,981
Philip Morris International, Inc. 1.75% 2030	503	479
Philip Morris International, Inc. 2.10% 2030	4,939	4,838
Philippines (Republic of) 6.375% 2032	2,190	2,938
Philippines (Republic of) 6.375% 2034	2,320	3,227
Pioneer Natural Resources Company 1.125% 2026	458	445
Pioneer Natural Resources Company 2.15% 2031	511	494
Plains All American Pipeline LP 3.80% 2030	1,797	1,879
Playa Resorts Holding BV, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.75% 2024[5,6]	967	945
PLDT, Inc. 2.50% 2031	380	378
PLDT, Inc. 3.45% 2050	510	512
Post Holdings, Inc. 5.625% 2028[2]	760	807
Post Holdings, Inc. 4.625% 2030[2]	805	821
Power Financial Corp., Ltd. 4.50% 2029	1,170	1,249
Power Financial Corp., Ltd. 3.35% 2031	6,950	6,865
Praxair, Inc. 1.10% 2030	676	632
Praxair, Inc. 2.00% 2050	512	448
Procter & Gamble Company 0.55% 2025	1,792	1,750
Procter & Gamble Company 1.00% 2026	338	334
Procter & Gamble Company 1.20% 2030	1,685	1,595
Prudential Financial, Inc. 3.905% 2047	250	291
Prudential Financial, Inc. 4.35% 2050	1,950	2,439
Prudential Financial, Inc. 3.70% 2051	250	285
Prudential Financial, Inc., junior subordinated, 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)[1]	1,750	1,962
PT Bank Negara Indonesia (Persero) Tbk 3.75% 2026	21,270	21,622
PT Indofood CBP Sukses Makmur Tbk 3.398% 2031	11,920	12,052
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[2]	1,030	1,246
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]	4,160	4,749
PTT Exploration and Production PCL 2.587% 2027[2]	1,460	1,490
Public Service Electric and Gas Co. 2.05% 2050	2,700	2,288
Public Storage 2.25% 2031	492	495
Public Storage 2.30% 2031	759	767
Qatar (State of) 4.50% 2022[2]	3,500	3,510

26	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Qatar (State of) 3.875% 2023[2]	$1,855	$1,930
Qatar (State of) 3.40% 2025	19,930	21,177
Qatar (State of) 3.40% 2025[2]	8,810	9,361
Qatar (State of) 4.50% 2028[2]	10,775	12,394
Qatar (State of) 4.00% 2029[2]	1,661	1,875
Qatar (State of) 4.00% 2029	675	762
Qatar (State of) 5.103% 2048[2]	2,495	3,382
Qatar (State of) 4.40% 2050[2]	2,145	2,669
Qatar Petroleum 1.375% 2026[2]	9,645	9,470
Qatar Petroleum 3.125% 2041[2]	23,640	23,953
Qatar Petroleum 3.30% 2051[2]	4,710	4,866
Radiology Partners, Inc. 9.25% 2028[2]	1,339	1,408
Range Resources Corp. 8.25% 2029	1,200	1,340
Raptor Acquisition Corp. 4.875% 2026[2]	1,150	1,163
Raytheon Technologies Corp. 1.90% 2031	1,430	1,381
Raytheon Technologies Corp. 2.375% 2032	1,000	1,000
Raytheon Technologies Corp. 2.82% 2051	750	726
Raytheon Technologies Corp. 3.03% 2052	500	504
Real Hero Merger Sub 2, Inc. 6.25% 2029[2]	125	125
Realogy Corp. 5.75% 2029[2]	655	672
Regeneron Pharmaceuticals, Inc. 1.75% 2030	5,949	5,633
Reynolds American, Inc. 5.85% 2045	3,540	4,311
Rio Tinto Finance (USA), Ltd. 2.75% 2051	1,617	1,606
Ritchie Bros. Holdings, Inc. 4.75% 2031[2]	395	413
RLJ Lodging Trust, LP 4.00% 2029[2]	270	268
Roche Holdings, Inc. 1.93% 2028[2]	5,655	5,693
Roche Holdings, Inc. 2.076% 2031[2]	5,376	5,365
Roche Holdings, Inc. 2.607% 2051[2]	1,409	1,386
Rockcliff Energy II LLC 5.50% 2029[2]	190	196
Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[2]	400	398
Roller Bearing Company of America, Inc. 4.375% 2029[2]	75	77
Roper Technologies, Inc. 1.75% 2031	2,500	2,351
Royal Bank of Canada 1.20% 2026	14,600	14,354
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[1]	11,500	12,928
Royal Caribbean Cruises, Ltd. 11.50% 2025[2]	298	334
RP Escrow Issuer, LLC 5.25% 2025[2]	930	939
Russian Federation 4.75% 2026	2,000	2,190
Russian Federation 4.25% 2027	9,600	10,396
Russian Federation 4.375% 2029	19,400	21,421
Russian Federation 4.375% 2029[2]	400	442
Russian Federation 5.10% 2035	1,800	2,126
Russian Federation 5.25% 2047	1,200	1,522
Rwanda (Republic of) 5.50% 2031[2]	1,000	1,012
SA Global Sukuk, Ltd. 0.946% 2024[2]	955	942
SA Global Sukuk, Ltd. 1.602% 2026[2]	2,215	2,183
SA Global Sukuk, Ltd. 2.694% 2031[2]	12,515	12,612
Sabine Pass Liquefaction, LLC 4.50% 2030	2,113	2,386
salesforce.com, inc. 1.95% 2031	875	868
salesforce.com, inc. 2.70% 2041	375	375
salesforce.com, inc. 2.90% 2051	600	612
salesforce.com, inc. 3.05% 2061	2,650	2,734
San Diego Gas & Electric Co. 2.95% 2051	2,842	2,867
Sands China, Ltd. 3.80% 2026	1,065	1,072
Sands China, Ltd. 2.30% 2027[2]	1,300	1,225
Santander Holdings USA, Inc. 3.244% 2026	19,225	20,079
Saudi Arabia (Kingdom of) 2.894% 2022[2]	8,800	8,868
Saudi Arabia (Kingdom of) 3.25% 2026	1,700	1,814
Saudi Arabia (Kingdom of) 3.625% 2028[2]	16,280	17,760
Saudi Arabia (Kingdom of) 3.625% 2028	5,800	6,327
Saudi Arabia (Kingdom of) 2.25% 2031[2]	15,985	15,872
Saudi Arabian Oil Co. 1.625% 2025[2]	2,320	2,310
Scentre Group 3.25% 2025[2]	1,395	1,468
Scentre Group 3.50% 2025[2]	956	1,007
Scentre Group 3.75% 2027[2]	2,020	2,177
Scientific Games Corp. 8.625% 2025[2]	750	802
Scientific Games Corp. 8.25% 2026[2]	2,680	2,824
Scientific Games Corp. 7.00% 2028[2]	180	192
Scientific Games Corp. 7.25% 2029[2]	500	558

Capital World Bond Fund	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
SCIH Salt Holdings, Inc. 4.875% 2028[2]	$615	$591
SCIH Salt Holdings, Inc. 6.625% 2029[2]	1,400	1,311
SCIL IV LLC 5.375% 2026[2]	450	462
Scotts Miracle-Gro Co. 4.50% 2029	650	679
Scotts Miracle-Gro Co. 4.375% 2032[2]	520	520
ServiceNow, Inc. 1.40% 2030	10,473	9,760
Shell International Finance BV 3.50% 2023	6,611	6,919
Shell International Finance BV 3.875% 2028	2,750	3,076
Shell International Finance BV 2.375% 2029	3,990	4,079
Shell International Finance BV 2.75% 2030	870	910
Shell International Finance BV 3.125% 2049	1,170	1,207
Sherwin-Williams Company 2.75% 2022	73	74
Sherwin-Williams Company 3.45% 2027	1,892	2,048
Sherwin-Williams Company 2.95% 2029	500	527
Sherwin-Williams Company 2.30% 2030	849	848
Sherwin-Williams Company 2.20% 2032	750	742
Sherwin-Williams Company 4.50% 2047	500	625
Sherwin-Williams Company 3.80% 2049	250	282
Sherwin-Williams Company 3.30% 2050	750	792
Sherwin-Williams Company 2.90% 2052	250	245
Siam Commercial Bank Public Co., Ltd. 3.90% 2024	1,210	1,274
Simmons Foods, Inc. 4.625% 2029[2]	802	791
Sinopec Group Overseas Development (2018), Ltd. 1.45% 2026	11,000	10,873
Sinopec Group Overseas Development (2018), Ltd. 2.30% 2031[2]	700	690
Sirius XM Radio, Inc. 4.00% 2028[2]	1,775	1,788
Sirius XM Radio, Inc. 3.875% 2031[2]	1,075	1,056
SK hynix, Inc. 1.50% 2026[2]	952	932
SK hynix, Inc. 2.375% 2031[2]	894	861
SM Energy Co. 6.50% 2028	200	207
Solera Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 4.50% 2028[5,6]	773	774
Sonic Automotive, Inc. 4.625% 2029[2]	615	622
Sonic Automotive, Inc. 4.875% 2031[2]	505	511
Southern California Edison Co. 2.85% 2029	1,100	1,139
Southern California Edison Co. 2.25% 2030	6,074	6,001
Southern California Edison Co. 3.65% 2050	2,004	2,126
Southern California Edison Co. 2.95% 2051	4,093	3,908
Southern California Edison Co. 3.65% 2051	4,414	4,794
Southwestern Electric Power Co. 3.25% 2051	2,174	2,161
Southwestern Energy Co. 6.45% 2025 (6.20% on 1/23/2022)[1]	530	583
Southwestern Energy Co. 7.75% 2027	165	178
Southwestern Energy Co. 8.375% 2028	307	343
Southwestern Energy Co. 5.375% 2030	1,040	1,116
Southwestern Energy Co. 4.75% 2032	405	427
Sprint Corp. 7.625% 2026	1,262	1,517
Sprint Corp. 6.875% 2028	2,765	3,502
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	59,495	54,108
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023	10,896	6,151
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023[2]	214	121
Sri Lanka (Democratic Socialist Republic of) 7.85% 2029	659	337
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030	2,116	1,063
State Bank of India 3.25% 2022	460	461
State Bank of India 4.50% 2023	2,070	2,177
State Grid Overseas Investment, Ltd. 3.50% 2027[2]	2,000	2,161
Statoil ASA 3.25% 2024	1,050	1,107
Stellantis Finance US, Inc. 1.711% 2027[2]	6,000	5,901
Stellantis Finance US, Inc. 2.691% 2031[2]	3,775	3,716
Stericycle, Inc. 3.875% 2029[2]	1,120	1,105
Summit Digitel Infrastructure Private, Ltd. 2.875% 2031[2]	1,435	1,384
Summit Midstream Holdings / Summit Midstream Finance Corp. 8.50% 2026[2]	525	548
Sun Communities Operating LP 2.30% 2028	1,062	1,062
Sun Communities Operating LP 2.70% 2031	2,469	2,452
Suncor Energy, Inc. 3.75% 2051	1,625	1,748
Sunoco Logistics Operating Partners LP 5.40% 2047	399	469
Sunoco LP 4.50% 2029	885	900
Sunoco LP 4.50% 2030[2]	515	529
Surgery Center Holdings 10.00% 2027[2]	840	893
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]	3,627	3,738

28	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,2]	$6,200	$6,960
Synchrony Financial 3.95% 2027	3,475	3,735
Synchrony Financial 2.875% 2031	1,675	1,673
Talen Energy Corp. 10.50% 2026[2]	1,585	683
Talen Energy Corp. 7.25% 2027[2]	1,780	1,577
Talen Energy Supply, LLC 7.625% 2028[2]	625	557
Targa Resources Partners LP 5.50% 2030	592	648
Targa Resources Partners LP 4.875% 2031	427	464
Teekay Offshore Partners LP 8.50% 2023[2,9,10]	30	27
Tencent Holdings, Ltd. 1.81% 2026	600	600
Tencent Holdings, Ltd. 3.975% 2029	450	490
Tencent Holdings, Ltd. 2.39% 2030[2]	500	490
Tencent Holdings, Ltd. 3.24% 2050[2]	9,220	8,717
Tencent Music Entertainment Group 2.00% 2030	3,480	3,259
Tenet Healthcare Corp. 4.875% 2026[2]	636	654
Teva Pharmaceutical Finance Co. BV 6.00% 2024	1,188	1,246
Teva Pharmaceutical Finance Co. BV 3.15% 2026	51,510	48,500
Teva Pharmaceutical Finance Co. BV 4.75% 2027	335	332
Teva Pharmaceutical Finance Co. BV 5.125% 2029	945	928
Teva Pharmaceutical Finance Co. BV 4.10% 2046	23,995	20,313
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	10,005	10,130
Thermo Fisher Scientific, Inc. 2.80% 2041	1,458	1,478
T-Mobile US, Inc. 1.50% 2026	9,025	8,923
T-Mobile US, Inc. 2.05% 2028	5,375	5,339
T-Mobile US, Inc. 3.875% 2030	2,164	2,369
T-Mobile US, Inc. 2.55% 2031	8,589	8,553
T-Mobile US, Inc. 3.00% 2041	1,376	1,346
T-Mobile US, Inc. 3.40% 2052[2]	1,450	1,446
TNB Global Ventures Capital Bhd. 3.244% 2026	1,000	1,045
TopBuild Corp. 4.125% 2032[2]	475	488
Toronto-Dominion Bank 2.00% 2031	3,238	3,195
Total Capital International 2.829% 2030	3,350	3,511
Toyota Motor Credit Corp. 3.00% 2025	472	496
Toyota Motor Credit Corp. 3.20% 2027	3,330	3,575
Toyota Motor Credit Corp. 3.05% 2028	2,589	2,780
Toyota Motor Credit Corp. 3.375% 2030	3,527	3,869
TransCanada PipeLines, Ltd. 4.10% 2030	4,339	4,845
TransDigm, Inc. 5.50% 2027	760	784
TransDigm, Inc. 4.625% 2029	720	719
Transocean Guardian, Ltd. 5.875% 2024[2]	279	264
Transocean Poseidon, Ltd. 6.875% 2027[2]	608	588
Transocean, Inc. 7.25% 2025[2]	375	289
Transocean, Inc. 8.00% 2027[2]	425	306
Travelers Companies, Inc. 4.10% 2049	500	608
Truck Hero, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.00% 2028[5,6]	174	173
Turkey (Republic of) 6.25% 2022	4,915	4,962
Turkey (Republic of) 7.25% 2023	11,000	11,162
Turkey (Republic of) 6.35% 2024	12,500	12,326
Turkey (Republic of) 4.75% 2026	4,800	4,420
Turkey (Republic of) 6.00% 2041	2,100	1,752
U.S. Treasury 0.125% 2022	51,520	51,441
U.S. Treasury 0.125% 2022	9,500	9,501
U.S. Treasury 0.125% 2023	41,810	41,333
U.S. Treasury 0.125% 2023	7,500	7,436
U.S. Treasury 0.375% 2023	2,569	2,555
U.S. Treasury 1.375% 2023	14,040	14,208
U.S. Treasury 1.375% 2023	3,770	3,816
U.S. Treasury 2.75% 2023	40	41
U.S. Treasury 0.25% 2024	16,000	15,815
U.S. Treasury 0.375% 2024	94,050	92,827
U.S. Treasury 0.375% 2024	357	353
U.S. Treasury 1.25% 2024	10,000	10,093
U.S. Treasury 1.50% 2024[12]	84,650	85,999
U.S. Treasury 1.50% 2024	16,350	16,608
U.S. Treasury 2.00% 2024	9,000	9,254
U.S. Treasury 2.00% 2024	7,800	8,012
U.S. Treasury 2.00% 2024	3,700	3,802

Capital World Bond Fund	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
U.S. Treasury 2.25% 2024[12]	$54,760	$56,552
U.S. Treasury 0.25% 2025[12]	227,300	220,265
U.S. Treasury 0.25% 2025	136,626	132,103
U.S. Treasury 0.25% 2025	132,461	128,314
U.S. Treasury 0.25% 2025	62,430	60,746
U.S. Treasury 2.75% 2025	68,290	72,208
U.S. Treasury 2.875% 2025	27,270	29,077
U.S. Treasury 2.875% 2025	72	76
U.S. Treasury 0.375% 2026	200,560	194,153
U.S. Treasury 0.625% 2026	44,400	43,194
U.S. Treasury 0.75% 2026	171,225	168,041
U.S. Treasury 0.75% 2026	2,926	2,862
U.S. Treasury 0.875% 2026	50,975	50,100
U.S. Treasury 0.875% 2026	44,247	43,565
U.S. Treasury 1.125% 2026	130,130	129,343
U.S. Treasury 1.25% 2026	2,238	2,238
U.S. Treasury 2.25% 2026	25	26
U.S. Treasury 0.50% 2027	4,200	4,010
U.S. Treasury 0.625% 2027	4,200	4,021
U.S. Treasury 2.25% 2027	10,500	11,007
U.S. Treasury 1.125% 2028	12,800	12,559
U.S. Treasury 2.75% 2028	13,845	14,968
U.S. Treasury 2.875% 2028	53,600	58,423
U.S. Treasury 1.625% 2029	650	660
U.S. Treasury 0.625% 2030[12]	114,457	107,052
U.S. Treasury 0.625% 2030	20	19
U.S. Treasury 0.875% 2030	36,930	35,125
U.S. Treasury 1.50% 2030	240	241
U.S. Treasury 1.25% 2031	52,300	51,152
U.S. Treasury 1.375% 2031	9,374	9,257
U.S. Treasury 1.625% 2031	12,235	12,393
U.S. Treasury 4.375% 2039	1,500	2,093
U.S. Treasury 1.125% 2040[12]	71,716	62,902
U.S. Treasury 1.125% 2040	50	44
U.S. Treasury 4.625% 2040	1,350	1,940
U.S. Treasury 1.75% 2041	4,200	4,071
U.S. Treasury 1.875% 2041	85,016	84,165
U.S. Treasury 2.25% 2041[12]	43,475	45,664
U.S. Treasury 3.125% 2041	1,100	1,324
U.S. Treasury 2.75% 2042	3,350	3,824
U.S. Treasury 2.75% 2042	1,000	1,142
U.S. Treasury 2.875% 2043	1,600	1,863
U.S. Treasury 3.125% 2044	940	1,144
U.S. Treasury 3.375% 2044	2,700	3,405
U.S. Treasury 2.875% 2045	1,250	1,471
U.S. Treasury 3.00% 2045	1,425	1,716
U.S. Treasury 3.00% 2045	1,125	1,348
U.S. Treasury 3.00% 2048	7,110	8,694
U.S. Treasury 3.375% 2048	1,150	1,507
U.S. Treasury 2.375% 2049	100	110
U.S. Treasury 3.00% 2049	520	640
U.S. Treasury 1.25% 2050[12]	12,110	10,303
U.S. Treasury 1.375% 2050	2,745	2,410
U.S. Treasury 1.625% 2050	5,855	5,464
U.S. Treasury 2.00% 2050	22,480	22,879
U.S. Treasury 2.00% 2051	4,405	4,496
U.S. Treasury 2.375% 2051[12]	43,240	47,841
U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	22,641	23,216
U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	17,249	17,514
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	3,711	3,966
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	3,261	3,479
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	4,452	4,744
U.S. Treasury Inflation-Protected Security 0.125% 2025[3]	1,066	1,150
U.S. Treasury Inflation-Protected Security 0.375% 2025[3]	1,283	1,396
U.S. Treasury Inflation-Protected Security 0.125% 2026[3]	11,915	12,865
U.S. Treasury Inflation-Protected Security 0.125% 2026[3]	5,059	5,506
U.S. Treasury Inflation-Protected Security 0.125% 2051[3,12]	24,338	28,825
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 3.75% 2026[5,6]	450	448
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 5.75% 2027[5,6]	750	755

30	Capital World Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Ukraine 7.75% 2022	$30,660	$30,461
Ukraine 7.75% 2024	12,460	12,122
Ukraine 8.994% 2024	1,900	1,903
Ukraine 7.75% 2027	2,300	2,189
Ukraine 7.375% 2032[2]	560	501
Ukraine 1.258% 2040[6]	1,000	914
UniCredit SpA 5.459% 2035 (5-year USD-ICE Swap + 4.75% on 6/30/2030)[1,2]	16,050	17,505
Uniform Mortgage-Backed Security 1.50% 2037[4,13]	21,253	21,274
Uniform Mortgage-Backed Security 1.50% 2037[4,13]	13,885	13,923
Uniform Mortgage-Backed Security 3.00% 2037[4,13]	1,122	1,173
Uniform Mortgage-Backed Security 2.50% 2052[4,13]	114,265	116,038
Uniform Mortgage-Backed Security 2.50% 2052[4,13]	42,995	43,759
Uniform Mortgage-Backed Security 3.50% 2052[4,13]	32,118	33,814
Uniform Mortgage-Backed Security 4.00% 2052[4,13]	11,049	11,753
Unifrax Escrow Issuer Corp. 5.25% 2028[2]	255	258
Unifrax Escrow Issuer Corp. 7.50% 2029[2]	1,000	1,011
Union Pacific Corp. 4.30% 2049	1,550	1,933
Union Pacific Corp. 3.25% 2050	1,680	1,806
Union Pacific Corp. 3.75% 2070	302	343
Union Pacific Corp. 3.799% 2071	302	351
United Mexican States 3.25% 2030	880	903
United Mexican States 5.00% 2051	1,020	1,160
United Technologies Corp. 3.65% 2023	185	192
United Technologies Corp. 3.125% 2027	250	266
United Technologies Corp. 4.125% 2028	4,100	4,590
United Technologies Corp. 4.50% 2042	500	620
UnitedHealth Group, Inc. 3.75% 2025	2,160	2,344
UnitedHealth Group, Inc. 3.25% 2051	1,938	2,101
Univision Communications, Inc. 6.625% 2027[2]	975	1,052
Univision Communications, Inc. 4.50% 2029[2]	1,850	1,872
US Foods, Inc. 4.625% 2030[2]	325	329
Vale Overseas, Ltd. 3.75% 2030	5,755	5,966
Valvoline, Inc. 3.625% 2031[2]	1,103	1,070
Venator Materials Corp. 5.75% 2025[2]	1,284	1,234
Venator Materials Corp. 9.50% 2025[2]	1,000	1,094
Venezuela (Bolivarian Republic of) 7.00% 2018[8]	60	4
Venezuela (Bolivarian Republic of) 7.75% 2019[8]	1,074	70
Venezuela (Bolivarian Republic of) 6.00% 2020[8]	883	57
Venezuela (Bolivarian Republic of) 12.75% 2022[8]	80	5
Venezuela (Bolivarian Republic of) 9.00% 2023[8]	1,289	84
Venezuela (Bolivarian Republic of) 8.25% 2024[8]	279	18
Venezuela (Bolivarian Republic of) 7.65% 2025[8]	120	8
Venezuela (Bolivarian Republic of) 11.75% 2026[8]	60	4
Venezuela (Bolivarian Republic of) 9.25% 2027[8]	159	10
Venezuela (Bolivarian Republic of) 9.25% 2028[8]	2,498	162
Venezuela (Bolivarian Republic of) 11.95% 2031[8]	99	6
Venezuela (Bolivarian Republic of) 7.00% 2038[8]	99	6
Venture Global Calcasieu Pass, LLC 3.875% 2029[2]	1,870	1,943
Venture Global Calcasieu Pass, LLC 4.125% 2031[2]	1,690	1,794
Venture Global Calcasieu Pass, LLC 3.875% 2033[2]	475	498
Verizon Communications, Inc. 2.10% 2028	1,600	1,604
Verizon Communications, Inc. 4.329% 2028	3,315	3,769
Verizon Communications, Inc. 1.68% 2030	2,500	2,378
Verizon Communications, Inc. 3.15% 2030	3,500	3,707
Verizon Communications, Inc. 1.75% 2031	4,242	4,020
Verizon Communications, Inc. 2.55% 2031	26,475	26,738
Verizon Communications, Inc. 2.355% 2032[2]	4,808	4,743
Verizon Communications, Inc. 3.40% 2041	1,800	1,888
Verizon Communications, Inc. 3.85% 2042	443	496
Verizon Communications, Inc. 2.875% 2050	2,725	2,593
Verizon Communications, Inc. 3.55% 2051	2,794	3,016
Viavi Solutions, Inc. 3.75% 2029[2]	291	291
VICI Properties LP 4.625% 2029[2]	742	791
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[2]	375	397
Vigorous Champion International, Ltd. 4.25% 2029	2,000	2,113
Vinci SA 3.75% 2029[2]	6,844	7,484
Virginia Electric and Power Co. 2.875% 2029	1,760	1,849
Virtusa Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.50% 2028[5,6]	50	50

Capital World Bond Fund	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Vistra Corp. 7.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.74% on 12/15/2026)[1,2]	$700	$710
Vodafone Group PLC 4.25% 2050	1,400	1,620
Volkswagen Group of America Finance, LLC 3.125% 2023[2]	14,770	15,189
Volkswagen Group of America Finance, LLC 4.25% 2023[2]	14,700	15,530
Volkswagen Group of America Finance, LLC 2.85% 2024[2]	1,124	1,163
Volkswagen Group of America Finance, LLC 4.625% 2025[2]	6,345	6,995
Volkswagen Group of America Finance, LLC 4.75% 2028[2]	2,000	2,305
W. R. Grace Holdings LLC 5.625% 2029[2]	655	672
Walt Disney Company 2.65% 2031	13,510	14,070
Warrior Met Coal, Inc. 7.875% 2028[2]	850	872
WASH Multifamily Acquisition, Inc. 5.75% 2026[2]	810	852
Weatherford International, Ltd. 11.00% 2024[2]	139	143
Weatherford International, Ltd. 6.50% 2028[2]	150	159
Weatherford International, Ltd. 8.625% 2030[2]	440	458
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[1]	26,643	27,098
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[1]	4,285	4,379
WESCO Distribution, Inc. 7.125% 2025[2]	480	509
WESCO Distribution, Inc. 7.25% 2028[2]	522	573
Western Gas Partners LP 5.45% 2044	82	98
Western Global Airlines LLC 10.375% 2025[2]	715	796
Western Midstream Operating, LP 4.75% 2028	240	266
Westlake Chemical Corp. 5.00% 2046	260	330
Westlake Chemical Corp. 4.375% 2047	505	595
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	17,000	17,370
Westpac Banking Corp. 4.11% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 7/24/2029)[1]	2,279	2,462
Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[1]	3,425	3,340
Westpac Banking Corp. 2.963% 2040	400	393
WeWork Companies, LLC 5.00% 2025[2]	450	391
Williams Companies, Inc. 3.50% 2030	9,277	9,872
Williams Partners LP 6.30% 2040	498	676
Wisconsin Electric Power Co. 2.85% 2051	1,469	1,447
Wisconsin Power and Light Co. 1.95% 2031	2,500	2,435
Wyndham Worldwide Corp. 4.375% 2028[2]	90	93
Xcel Energy, Inc. 3.35% 2026	1,500	1,595
Xcel Energy, Inc. 2.35% 2031	3,254	3,241
Xiaomi Best Time International, Ltd. 2.875% 2031[2]	1,480	1,453
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 6.25% 2027[5,6]	950	953
Ziggo Bond Co. BV 5.125% 2030[2]	525	528
Ziggo Bond Finance BV 4.875% 2030[2]	800	822
Zimmer Holdings, Inc. 3.15% 2022	5,030	5,040
		6,562,901

Total bonds, notes & other debt instruments (cost: $14,750,378,000)		14,705,968

Convertible bonds & notes 0.02%
U.S. dollars 0.02%
Airbnb, Inc., convertible notes, 0% 2026[2]	543	533
American Airlines Group, Inc., convertible notes, 6.50% 2025	250	346
Arrival Group, convertible notes, 3.50% 2026[2]	400	369
DISH DBS Corp., convertible notes, 3.375% 2026	390	370
NCL Corp., Ltd., convertible notes, 5.375% 2025	174	248
Penn National Gaming, Inc., convertible notes, 2.75% 2026	87	207
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 2023	195	249

Total convertible bonds & notes (cost: $2,282,000)		2,322

Convertible stocks 0.00%	Shares
U.S. dollars 0.00%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[2]	300	313

Total convertible stocks (cost: $323,000)		313

32	Capital World Bond Fund

Preferred securities 0.00%		Shares		Value (000)
U.S. dollars 0.00%
ACR III LSC Holdings LLC, Series B, preferred shares[2,9,10,14]			277	$195

Total preferred securities (cost: $287,000)				195

Common stocks 0.07%
U.S. dollars 0.07%
New AMI I, LLC[9,10,14]			953,865	7,211
Chesapeake Energy Corp.			37,359	2,410
Diamond Offshore Drilling, Inc.[14]			189,402	805
Diamond Offshore Drilling, Inc.[2,9,14]			66,191	259
McDermott International, Ltd.[14]			30,503	13

Total common stocks (cost: $9,615,000)				10,698

Rights & warrants 0.00%
U.S. dollars 0.00%
Sable Permian Resources, LLC, Class A, warrants, expire 2024[9,10,14]			2,668	—	[11]

Total rights & warrants (cost: $0)				—	[11]

Short-term securities 8.35%
Money market investments 7.11%
Capital Group Central Cash Fund 0.09%[15,16]			11,321,227	1,132,236

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 1.24%
Egyptian Treasury 1/4/2022	12.032%	EGP	352,400	22,425
Egyptian Treasury 1/18/2022	11.182		383,450	24,308
Egyptian Treasury 2/1/2022	11.103		167,550	10,580
Egyptian Treasury 2/22/2022	11.693		32,725	2,054
Egyptian Treasury 3/15/2022	11.428		373,000	23,244
Egyptian Treasury 4/19/2022	11.506		269,700	16,610
Egyptian Treasury 4/26/2022	11.464		1,307,625	80,349
Egyptian Treasury 5/3/2022	11.396		8,000	491
Greek Treasury 2/4/2022	(0.498)		€6,000	6,834
Greek Treasury 4/29/2022	(0.322)		8,620	9,825
				196,720

Total short-term securities (cost: $1,328,678,000)				1,328,956
Total investment securities 100.79% (cost: $16,091,563,000)				16,048,452
Other assets less liabilities (0.79)%				(125,113)

Net assets 100.00%				$15,923,339

Futures contracts

					Value and
					unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2021
Contracts	Type	contracts	Expiration	(000)	(000)
90 Day Euro Dollar Futures	Long	3,581	December 2022	$885,895	$(1,745)
90 Day BAX Futures	Long	250	December 2022	48,540	(322)
3 Month SONIA Futures	Long	262	March 2023	87,616	53
2 Year Euro-Schatz Futures	Long	451	March 2022	57,523	(101)
2 Year U.S. Treasury Note Futures	Long	272	March 2022	59,343	(21)
5 Year Euro-Bobl Futures	Long	110	March 2022	16,686	(130)
5 Year U.S. Treasury Note Futures	Short	5,516	March 2022	(667,307)	(2,291)
10 Year Euro-Bund Futures	Short	1,099	March 2022	(214,420)	3,999

Capital World Bond Fund	33

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
10 Year Italy Government Bond Futures	Short	2,092	March 2022	$(350,140)	$6,035
10 Year Japanese Government Bond Futures	Long	245	March 2022	322,868	(986)
10 Year Canadian Government Bond Futures	Short	68	March 2022	(7,667)	(230)
10 Year U.S. Treasury Note Futures	Short	1,812	March 2022	(236,409)	(2,511)
10 Year Ultra U.S. Treasury Note Futures	Short	3,811	March 2022	(558,073)	(8,086)
10 Year U.K. Gilt Futures	Long	1,029	March 2022	173,961	(313)
20 Year U.S. Treasury Bond Futures	Long	2,265	March 2022	363,391	3,196
30 Year Euro-Buxl Futures	Long	266	March 2022	62,609	(3,335)
30 Year Ultra U.S. Treasury Bond Futures	Long	1,144	March 2022	225,511	4,373
					$(2,415)

Forward currency contracts

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
GBP	30,760	USD	41,551	Citibank	1/6/2022	$84
MXN	25,621	USD	1,210	BNP Paribas	1/6/2022	40
MXN	29,170	USD	1,387	Goldman Sachs	1/6/2022	36
GBP	90	USD	120	HSBC Bank	1/6/2022	2
EUR	32,680	DKK	243,030	Bank of America	1/6/2022	— [11]
USD	4,655	EUR	4,113	Citibank	1/6/2022	(28)
USD	1,846	GBP	1,386	JPMorgan Chase	1/6/2022	(30)
CAD	43,772	USD	34,639	UBS AG	1/6/2022	(35)
EUR	99,969	USD	113,867	Citibank	1/6/2022	(40)
USD	687	MXN	15,132	Morgan Stanley	1/6/2022	(51)
USD	49,279	AUD	67,830	BNP Paribas	1/6/2022	(71)
JPY	1,457,720	USD	12,755	Morgan Stanley	1/6/2022	(82)
JPY	4,657,600	USD	40,644	Goldman Sachs	1/6/2022	(152)
USD	2,342	MXN	51,268	Goldman Sachs	1/6/2022	(160)
JPY	2,003,870	USD	17,731	Bank of America	1/6/2022	(310)
JPY	2,582,140	USD	22,759	UBS AG	1/6/2022	(311)
AUD	100,090	USD	72,005	Citibank	1/7/2022	817
USD	18,309	COP	72,466,603	UBS AG	1/7/2022	501
USD	716	COP	2,822,080	Citibank	1/7/2022	22
IDR	33,861,000	USD	2,361	Citibank	1/7/2022	17
USD	219	CLP	183,579	UBS AG	1/7/2022	4
ZAR	6,540	USD	406	Morgan Stanley	1/7/2022	4
USD	4,042	EUR	3,550	JPMorgan Chase	1/7/2022	— [11]
CLP	603,699	USD	709	JPMorgan Chase	1/7/2022	(1)
CLP	477,660	USD	579	Standard Chartered Bank	1/7/2022	(19)
JPY	1,206,570	EUR	9,418	JPMorgan Chase	1/7/2022	(234)
KRW	83,813,000	USD	71,310	Citibank	1/7/2022	(846)
JPY	33,003,385	USD	292,214	Citibank	1/7/2022	(5,289)
GBP	33,107	USD	44,114	Goldman Sachs	1/10/2022	697
MXN	104,530	USD	4,851	Bank of America	1/10/2022	246
EUR	51,529	USD	58,469	JPMorgan Chase	1/10/2022	208
CNH	64,130	USD	10,045	UBS AG	1/10/2022	37
BRL	9,506	USD	1,672	Citibank	1/10/2022	31
USD	10,210	NZD	14,880	HSBC Bank	1/10/2022	20
BRL	6,150	USD	1,086	Standard Chartered Bank	1/10/2022	16
BRL	4,026	USD	720	JPMorgan Chase	1/10/2022	1
EUR	131	USD	149	JPMorgan Chase	1/10/2022	1
ZAR	11,265	USD	706	Morgan Stanley	1/10/2022	— [11]
ZAR	27,425	USD	1,724	JPMorgan Chase	1/10/2022	(5)
USD	1,206	ILS	3,800	Citibank	1/10/2022	(17)
USD	1,168	MYR	4,940	Standard Chartered Bank	1/10/2022	(19)

34	Capital World Bond Fund

Forward currency contracts (continued)

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
USD	21,553	DKK	141,080	BNP Paribas	1/10/2022	$(49)
CAD	53,746	USD	42,619	Bank of America	1/10/2022	(130)
USD	47,618	EUR	41,966	JPMorgan Chase	1/10/2022	(170)
EUR	9,619	PLN	45,430	Citibank	1/10/2022	(315)
USD	43,477	PEN	176,000	Citibank	1/10/2022	(599)
USD	47,697	BRL	270,220	Standard Chartered Bank	1/10/2022	(712)
USD	38,494	MXN	823,028	Goldman Sachs	1/10/2022	(1,635)
USD	33,106	MXN	714,100	Goldman Sachs	1/10/2022	(1,712)
EUR	173,666	USD	196,248	Morgan Stanley	1/11/2022	1,514
CZK	98,330	USD	4,360	HSBC Bank	1/11/2022	136
SEK	135,600	USD	14,947	Bank of America	1/11/2022	60
MXN	14,980	USD	699	Goldman Sachs	1/11/2022	31
ZAR	14,324	USD	893	Morgan Stanley	1/11/2022	4
EUR	19,090	DKK	141,980	Goldman Sachs	1/11/2022	(3)
USD	4,467	CAD	5,716	HSBC Bank	1/11/2022	(52)
USD	9,327	AUD	13,240	Standard Chartered Bank	1/11/2022	(306)
USD	61,793	DKK	406,500	UBS AG	1/11/2022	(454)
USD	60,924	EUR	53,914	Morgan Stanley	1/11/2022	(470)
USD	52,248	CAD	66,860	HSBC Bank	1/11/2022	(607)
USD	48,575	CAD	62,240	Citibank	1/11/2022	(628)
USD	10,138	JPY	1,143,003	Bank of New York Mellon	1/12/2022	200
RUB	205,200	USD	2,714	Citibank	1/12/2022	16
CLP	295,364	USD	349	BNP Paribas	1/12/2022	(3)
RUB	629,394	USD	8,509	Citibank	1/12/2022	(136)
GBP	33,530	USD	44,809	HSBC Bank	1/13/2022	575
GBP	10,790	USD	14,260	Bank of New York Mellon	1/13/2022	344
CNH	444,004	USD	69,456	Standard Chartered Bank	1/13/2022	328
TRY	8,150	USD	579	BNP Paribas	1/13/2022	31
USD	155	ILS	480	Goldman Sachs	1/13/2022	— [11]
USD	2,321	SEK	21,030	Morgan Stanley	1/13/2022	(6)
USD	3,113	UAH	85,740	Citibank	1/13/2022	(13)
EUR	153,019	DKK	1,138,280	Goldman Sachs	1/13/2022	(51)
JPY	959,240	USD	8,457	Bank of New York Mellon	1/13/2022	(117)
USD	16,484	EUR	14,584	Morgan Stanley	1/13/2022	(124)
USD	99,873	CNH	638,440	Standard Chartered Bank	1/13/2022	(472)
EUR	48,124	CZK	1,226,690	Citibank	1/13/2022	(1,270)
JPY	20,383,390	USD	179,715	Bank of New York Mellon	1/13/2022	(2,497)
USD	93,677	MXN	1,979,749	Citibank	1/13/2022	(2,800)
USD	6,071	KRW	7,188,160	Citibank	1/14/2022	29
USD	577	BRL	3,245	Citibank	1/14/2022	(4)
COP	1,790,600	USD	452	BNP Paribas	1/14/2022	(12)
KRW	184,778,234	USD	156,274	Citibank	1/14/2022	(956)
USD	274	COP	1,070,011	Morgan Stanley	1/18/2022	11
MXN	5,731	USD	269	BNP Paribas	1/18/2022	10
BRL	1,348	USD	236	JPMorgan Chase	1/18/2022	5
PEN	934	USD	230	Morgan Stanley	1/18/2022	4
CLP	265,664	USD	315	Morgan Stanley	1/18/2022	(4)
JPY	999,200	USD	8,777	Goldman Sachs	1/18/2022	(90)
JPY	4,965,710	USD	43,692	Bank of New York Mellon	1/18/2022	(517)
JPY	4,673,800	USD	41,193	UBS AG	1/18/2022	(556)
JPY	7,742,600	USD	69,337	Goldman Sachs	1/18/2022	(2,018)
MYR	101,495	USD	24,206	HSBC Bank	1/19/2022	179
USD	599	IDR	8,500,000	Bank of New York Mellon	1/19/2022	2
USD	82,654	MYR	348,690	HSBC Bank	1/19/2022	(1,122)
USD	105,075	JPY	11,964,400	Morgan Stanley	1/20/2022	1,047
EUR	111,862	USD	126,595	Morgan Stanley	1/20/2022	812
CAD	25,143	USD	19,488	HSBC Bank	1/20/2022	388
GBP	7,088	USD	9,455	UBS AG	1/20/2022	139
USD	43,325	JPY	4,972,100	Goldman Sachs	1/20/2022	94
CHF	5,200	USD	5,653	Bank of America	1/20/2022	57
ZAR	23,960	USD	1,489	Goldman Sachs	1/20/2022	10
AUD	35	JPY	2,870	Standard Chartered Bank	1/20/2022	1

Capital World Bond Fund	35

Forward currency contracts (continued)

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
MXN	1,025	USD	49	JPMorgan Chase	1/20/2022	$1
USD	706	ZAR	11,271	JPMorgan Chase	1/20/2022	1
USD	599	MYR	2,500	HSBC Bank	1/20/2022	(2)
JPY	20,604	EUR	160	Morgan Stanley	1/20/2022	(3)
USD	1,700	CAD	2,193	HSBC Bank	1/20/2022	(34)
NOK	197,940	EUR	19,778	UBS AG	1/20/2022	(59)
JPY	846,900	USD	7,432	UBS AG	1/20/2022	(68)
JPY	1,343,300	USD	11,750	Bank of America	1/20/2022	(70)
USD	31,901	CNH	203,950	Citibank	1/20/2022	(136)
USD	15,628	AUD	21,725	Standard Chartered Bank	1/20/2022	(179)
USD	27,648	GBP	20,727	UBS AG	1/20/2022	(406)
EUR	25,952	NOK	264,370	Morgan Stanley	1/20/2022	(450)
JPY	8,411,000	USD	73,903	Bank of New York Mellon	1/20/2022	(771)
USD	171,522	EUR	151,561	Morgan Stanley	1/20/2022	(1,100)
JPY	14,432,400	USD	127,292	HSBC Bank	1/20/2022	(1,806)
JPY	23,203,180	USD	204,450	Morgan Stanley	1/20/2022	(2,704)
KRW	10,239,290	USD	8,621	Citibank	1/21/2022	(16)
USD	3,006	INR	229,240	Goldman Sachs	1/21/2022	(64)
PEN	68,880	USD	16,944	UBS AG	1/24/2022	294
BRL	9,580	USD	1,664	JPMorgan Chase	1/24/2022	46
USD	362	COP	1,457,846	Morgan Stanley	1/24/2022	5
USD	237	BRL	1,362	JPMorgan Chase	1/24/2022	(7)
USD	11,780	IDR	170,395,000	Standard Chartered Bank	2/4/2022	(184)
CNH	64,940	USD	10,075	UBS AG	2/7/2022	113
USD	1,386	MYR	5,780	Standard Chartered Bank	2/7/2022	(2)
USD	21,985	COP	86,269,400	Goldman Sachs	2/14/2022	877
JPY	5,064,350	USD	44,915	Morgan Stanley	2/14/2022	(873)
EUR	5,000	USD	5,645	Standard Chartered Bank	3/16/2022	56
SEK	49,953	USD	5,500	Citibank	3/16/2022	32
USD	1,764	JPY	200,000	Standard Chartered Bank	3/16/2022	24
USD	2,500	CAD	3,170	Bank of America	3/16/2022	(6)
USD	4,739	NZD	7,000	JPMorgan Chase	3/16/2022	(49)
USD	2,000	NOK	18,121	Citibank	3/16/2022	(55)
EUR	5,000	NOK	51,149	Citibank	3/16/2022	(99)
USD	83,155	BRL	440,000	Citibank	6/15/2022	7,704
USD	1,397	BRL	7,500	Goldman Sachs	6/15/2022	111
BRL	447,500	USD	80,692	JPMorgan Chase	6/15/2022	(3,954)
USD	86,713	BRL	480,000	Citibank	7/1/2022	4,803
USD	44,853	BRL	250,000	JPMorgan Chase	7/1/2022	2,191
BRL	730,000	USD	126,341	JPMorgan Chase	7/1/2022	(1,770)
USD	80,370	BRL	451,300	JPMorgan Chase	8/10/2022	4,284
USD	43,121	BRL	240,700	Citibank	8/10/2022	2,541
BRL	692,000	USD	118,656	JPMorgan Chase	8/10/2022	(1,990)
PLN	12,500	USD	3,069	BNP Paribas	11/9/2022	(58)
						$(13,331)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Upfront	Unrealized
								premium	(depreciation)
Receive		Pay					Value at	paid	appreciation
	Payment		Payment	Expiration	Notional		12/31/2021	(received)	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)	(000)
0.11108502%	Annual	SONIA	Annual	4/9/2023		£20,140	$(256)	$5	$(261)
1.3467%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/18/2023	NZ$	25,000	(184)	—	(184)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	32,742		(280)	—	(280)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	279,022		(2,422)	—	(2,422)

36	Capital World Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront	Unrealized
								premium	(depreciation)
Receive		Pay					Value at	paid	appreciation
	Payment		Payment	Expiration	Notional		12/31/2021	(received)	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)	(000)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	NZ$	108,068	$(943)	$—	$(943)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	270,134		(2,275)	—	(2,275)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	44,558		(379)	—	(379)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	44,558		(370)	—	(370)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	48,917		(404)	—	(404)
3-month USD-LIBOR	Quarterly	0.3302%	Semi-annual	9/21/2023		$56,757	479	—	479
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	NZ$	90,549	(585)	—	(585)
3-month USD-LIBOR	Quarterly	0.3792%	Semi-annual	9/28/2023		$61,547	482	—	482
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	NZ$	90,448	(657)	—	(657)
3-month USD-LIBOR	Quarterly	0.3842%	Semi-annual	9/29/2023		$61,547	478	—	478
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	NZ$	89,953	(653)	—	(653)
3-month USD-LIBOR	Quarterly	0.3975%	Semi-annual	9/30/2023		$62,494	471	—	471
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	NZ$	90,327	(656)	—	(656)
3-month USD-LIBOR	Quarterly	0.4557%	Semi-annual	10/14/2023		$61,547	428	—	428
3-month USD-LIBOR	Quarterly	0.4562%	Semi-annual	10/14/2023	61,547		427	—	427
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	NZ$	79,737	(543)	—	(543)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	90,950		(600)	—	(600)
3-month USD-LIBOR	Quarterly	0.4692%	Semi-annual	10/15/2023		$61,547	413	—	413
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	NZ$	90,850	(564)	—	(564)
3-month USD-LIBOR	Quarterly	0.4917%	Semi-annual	10/18/2023		$61,646	392	—	392
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	NZ$	90,850	(536)	—	(536)
3-month USD-LIBOR	Quarterly	0.4997%	Semi-annual	10/19/2023		$78,940	492	—	492
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	NZ$	100,996	(563)	—	(563)
2.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/2/2023	3,733		8	—	8
2.215%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/3/2023	7,459		11	—	11
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	129,491		249	—	249
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	129,491		229	—	229
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023	10,894		14	—	14
0.3653%	Semi-annual	3-month USD-LIBOR	Quarterly	3/5/2024		$99,290	(1,304)	—	(1,304)
3-month SEK-STIBOR	At maturity	0.1877%	At maturity	2/6/2025	SKr	250,000	288	—	288
U.S. EFFR	Annual	0.10875%	Annual	7/6/2025		$52,600	1,660	—	1,660
U.S. EFFR	Annual	0.0995%	Annual	7/9/2025	26,300		840	—	840
U.S. EFFR	Annual	0.105%	Annual	7/9/2025	26,300		835	—	835
U.S. EFFR	Annual	0.099%	Annual	7/10/2025	64,500		2,064	—	2,064
4.67%	28-Day	28-day MXN-TIIE	28-Day	12/16/2025	MXN	24,000	(113)	—	(113)
3-month SEK-STIBOR	Quarterly	0.175%	Annual	2/9/2026	SKr	349,200	692	—	692
3-month SEK-STIBOR	Quarterly	0.179%	Annual	2/9/2026	174,500		343	—	343
3-month SEK-STIBOR	Quarterly	0.185%	Annual	2/11/2026	175,100		340	—	340
3-month SEK-STIBOR	Quarterly	0.189%	Annual	2/11/2026	175,100		337	—	337
5.75%	28-Day	28-day MXN-TIIE	28-Day	4/2/2026	MXN	22,300	(67)	—	(67)
SONIA	Annual	0.4234505%	Annual	4/9/2026	£2,190		80	3	77
6.21%	28-Day	28-day MXN-TIIE	28-Day	5/21/2026	MXN	605,500	(1,359)	—	(1,359)
6.255%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026	400,800		(867)	—	(867)
6.21%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026	400,800		(900)	—	(900)
6.19%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026	405,100		(925)	—	(925)
6.15%	28-Day	28-day MXN-TIIE	28-Day	5/25/2026	400,700		(945)	—	(945)
6.14%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	222,400		(534)	—	(534)
6.115%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	222,400		(544)	—	(544)
6.12%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	336,100		(819)	—	(819)
6.13%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	780,900		(1,889)	—	(1,889)
6.16%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026	444,800		(1,052)	—	(1,052)
6.15%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026	444,700		(1,060)	—	(1,060)
6.23%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026	227,300		(508)	—	(508)
6.195%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026	227,200		(523)	—	(523)
6.36%	28-Day	28-day MXN-TIIE	28-Day	6/12/2026	197,300		(393)	—	(393)
6.5375%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026	108,000		(179)	—	(179)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026	104,100		(180)	—	(180)
6.47%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026	106,400		(190)	—	(190)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026	324,000		(531)	—	(531)

Capital World Bond Fund	37

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront	Unrealized
								premium	(depreciation)
Receive		Pay					Value at	paid	appreciation
	Payment		Payment	Expiration		Notional	12/31/2021	(received)	at 12/31/2021
Rate	frequency	Rate	frequency	date		(000)	(000)	(000)	(000)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026	MXN	105,200	$(172)	$—	$(172)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026		208,200	(361)	—	(361)
6.59%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		284,300	(445)	—	(445)
6.585%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		373,600	(588)	—	(588)
6.64%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		459,600	(676)	—	(676)
6.58%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		1,095,600	(1,735)	—	(1,735)
6.6175%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		1,218,200	(1,843)	—	(1,843)
6.633%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		1,267,300	(1,880)	—	(1,880)
6.63%	28-Day	28-day MXN-TIIE	28-Day	6/26/2026		509,100	(758)	—	(758)
6.605%	28-Day	28-day MXN-TIIE	28-Day	7/6/2026		865,950	(1,345)	—	(1,345)
7.28%	28-Day	28-day MXN-TIIE	28-Day	9/30/2026		11,600	(3)	—	(3)
7.24%	28-Day	28-day MXN-TIIE	28-Day	10/2/2026		11,700	(4)	—	(4)
7.235%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		87,000	(32)	—	(32)
7.22%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		87,000	(35)	—	(35)
7.20%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		173,940	(77)	—	(77)
7.205%	28-Day	28-day MXN-TIIE	28-Day	10/7/2026		192,160	(82)	—	(82)
0.8738%	Annual	SONIA	Annual	10/8/2026		£6,000	(69)	—	(69)
7.66%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	MXN	535,800	256	—	256
7.64%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		535,900	234	—	234
7.62%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		328,248	130	—	130
7.59%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		218,800	74	—	74
7.52%	28-Day	28-day MXN-TIIE	28-Day	10/30/2026		676,682	133	—	133
(0.0787)%	Annual	6-month EURIBOR	Semi-annual	11/26/2026		€26,300	(138)	—	(138)
0.57520783%	Annual	SONIA	Annual	4/9/2028		£17,370	(616)	(30)	(586)
3-month USD-LIBOR	Quarterly	1.4822%	Semi-annual	3/5/2031		$36,290	170	—	170
SONIA	Annual	0.70119%	Annual	4/21/2031		£4,190	127	6	121
0.9221376%	Annual	SONIA	Annual	4/9/2041		11,750	91	(103)	194
6-month EURIBOR	Semi-annual	0.39402342%	Annual	2/24/2051		€2,390	67	(8)	75
0.86006881%	Annual	SONIA	Annual	4/21/2051		£760	6	(4)	10
SONIA	Annual	0.8601%	Annual	4/21/2051		550	(5)	3	(8)
SONIA	Annual	0.945094%	Annual	9/30/2051		310	(12)	7	(19)
SONIA	Annual	1.1228%	Annual	10/8/2051		1,700	(173)	—	(173)
6-month EURIBOR	Semi-annual	0.4532%	Annual	1/3/2052		€2,300	17	—	17
								$(121)	$(25,323)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
						premium	appreciation
					Value at	paid	(depreciation)
Reference	Financing	Payment	Expiration	Notional	12/31/2021	(received)	at 12/31/2021
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.EM.36	1.00%	Quarterly	12/20/2026	$ 5,400	$ 217	$188	$29
ITRAX.EUR.IG.36	1.00%	Quarterly	12/20/2026	114,443	(3,380)	(3,261)	(119)
CDX.NA.HY.37	5.00%	Quarterly	12/20/2026	230,482	(21,067)	(20,361)	(706)
CDX.NA.IG.37	1.00%	Quarterly	12/20/2031	2,000	(19)	(16)	(3)
						$(23,450)	$(799)

Centrally cleared credit default swaps on credit indices — sell protection

						Upfront	Unrealized
					Value at	premium	appreciation
Financing	Payment	Reference	Expiration	Notional	12/31/2021	paid	at 12/31/2021
rate received	frequency	index	date	(000)	(000)	(000)	(000)
1.00%	Quarterly	CDX.NA.IG.37	12/20/2026	$120,010	$ 2,916	$2,865	$51

38	Capital World Bond Fund

Investments in affiliates16

	Value of			Net	Net	Value of
	affiliate at			realized	unrealized	affiliate at	Dividend
	1/1/2021	Additions	Reductions	loss	appreciation	12/31/2021	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Short-term securities 7.11%
Money market investments 7.11%
Capital Group Central Cash Fund 0.09%[15]	$1,107,321	$4,596,410	$4,571,479	$(88)	$72	$1,132,236	$841

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,167,688,000, which represented 7.33% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $15,051,000, which represented .09% of the net assets of the fund.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $8,237,000, which represented .05% of the net assets of the fund.
[10]	Value determined using significant unobservable inputs.
[11]	Amount less than one thousand.
[12]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $95,404,000, which represented .60% of the net assets of the fund.
[13]	Purchased on a TBA basis.
[14]	Security did not produce income during the last 12 months.
[15]	Rate represents the seven-day yield at 12/31/2021.
[16]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BA = Banker’s acceptances

BBR = Bank Base Rate

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK/DKr = Danish kroner

EFFR = Effective Federal Funds Rate

EGP = Egyptian pounds

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP/£ = British pounds

GHS = Ghanaian cedi

HUF = Hungarian forints

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK/SKr = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

Capital World Bond Fund	39

Financial statements

Statement of assets and liabilities
at December 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,959,442)	$14,916,216
Affiliated issuers (cost: $1,132,121)	1,132,236	$16,048,452
Cash		1,037
Cash denominated in currencies other than U.S. dollars (cost: $20,708)		20,861
Unrealized appreciation on open forward currency contracts		31,894
Receivables for:
Sales of investments	286,881
Sales of fund’s shares	23,244
Dividends and interest	113,254
Variation margin on futures contracts	4,394
Variation margin on centrally cleared swap contracts	1,141	428,914
		16,531,158
Liabilities:
Unrealized depreciation on open forward currency contracts		45,225
Unrealized depreciation on unfunded commitments		1
Payables for:
Purchases of investments	540,674
Repurchases of fund’s shares	8,049
Investment advisory services	5,757
Services provided by related parties	2,358
Trustees’ deferred compensation	256
Variation margin on futures contracts	2,197
Variation margin on centrally cleared swap contracts	2,092
Other	1,210	562,593
Net assets at December 31, 2021		$15,923,339

Net assets consist of:
Capital paid in on shares of beneficial interest		$16,070,594
Total accumulated loss		(147,255)
Net assets at December 31, 2021		$15,923,339

See notes to financial statements.

40	Capital World Bond Fund

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (799,811 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$5,586,395	280,484		$19.92
Class C	87,236	4,459		19.57
Class T	10	—	*	19.90
Class F-1	141,428	7,118		19.87
Class F-2	1,273,908	64,071		19.88
Class F-3	1,307,443	65,699		19.90
Class 529-A	296,595	14,845		19.98
Class 529-C	12,043	610		19.75
Class 529-E	11,861	598		19.84
Class 529-T	12	1		19.90
Class 529-F-1	10	1		19.82
Class 529-F-2	42,509	2,134		19.91
Class 529-F-3	10	—	*	19.90
Class R-1	6,441	327		19.70
Class R-2	93,908	4,772		19.68
Class R-2E	7,271	366		19.86
Class R-3	127,507	6,412		19.88
Class R-4	91,787	4,612		19.90
Class R-5E	25,378	1,276		19.88
Class R-5	54,466	2,733		19.93
Class R-6	6,757,121	339,293		19.92

*	Amount less than one thousand.

See notes to financial statements.

Capital World Bond Fund	41

Financial statements (continued)

Statement of operations
for the year ended December 31, 2021	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,789)	$375,026
Dividends (includes $841 from affiliates)	1,001	$376,027
Fees and expenses*:
Investment advisory services	66,423
Distribution services	19,700
Transfer agent services	13,820
Administrative services	4,652
Reports to shareholders	590
Registration statement and prospectus	492
Trustees’ compensation	92
Auditing and legal	333
Custodian	1,149
Other	332
Total fees and expenses before reimbursement	107,583
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		107,583
Net investment income		268,444

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $602):
Unaffiliated issuers	231,903
Affiliated issuers	(88)
Futures contracts	8,535
Forward currency contracts	(166,127)
Swap contracts	3,312
Currency transactions	(97)	77,438
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(1,066,384)
Affiliated issuers	72
Futures contracts	(5,488)
Forward currency contracts	(16,511)
Swap contracts	(29,133)
Currency translations	(3,286)	(1,120,730)
Net realized gain and unrealized depreciation		(1,043,292)

Net decrease in net assets resulting from operations		$(774,848)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

42	Capital World Bond Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2021	2020
Operations:
Net investment income	$268,444	$253,736
Net realized gain	77,438	333,206
Net unrealized (depreciation) appreciation	(1,120,730)	699,589
Net (decrease) increase in net assets resulting from operations	(774,848)	1,286,531

Distributions paid to shareholders	(434,469)	(486,189)

Net capital share transactions	2,308,912	(322,747)

Total increase in net assets	1,099,595	477,595

Net assets:
Beginning of year	14,823,744	14,346,149
End of year	$15,923,339	$14,823,744

See notes to financial statements.

Capital World Bond Fund	43

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

44	Capital World Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Capital World Bond Fund	45

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of December 31, 2021 (dollars in thousands):

46	Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$2,496,608	$—		$2,496,608
Chinese yuan renminbi	—	1,456,189	—		1,456,189
Japanese yen	—	1,082,018	—		1,082,018
British pounds	—	688,751	—		688,751
Danish kroner	—	395,510	—		395,510
Canadian dollars	—	382,585	—		382,585
Mexican pesos	—	290,402	—		290,402
Russian rubles	—	222,919	—		222,919
Malaysian ringgits	—	222,629	—		222,629
Australian dollars	—	174,257	—		174,257
Colombian pesos	—	115,284	—		115,284
Indonesian rupiah	—	111,043	—		111,043
Czech korunas	—	72,863	—		72,863
Polish zloty	—	65,198	—		65,198
Brazilian reais	—	61,741	—		61,741
Indian rupees	—	57,576	—		57,576
South Korean won	—	54,659	—		54,659
Norwegian kroner	—	39,392	—		39,392
Peruvian nuevos soles	—	38,634	—		38,634
Chilean pesos	—	36,389	—		36,389
Ukrainian hryvnia	—	31,026	—		31,026
South African rand	—	18,752	—		18,752
Thai baht	—	9,104	—		9,104
Hungarian forints	—	7,101	—		7,101
Romanian leu	—	4,324	—		4,324
Israeli shekels	—	3,165	—		3,165
Egyptian pounds	—	2,945	—		2,945
New Zealand dollars	—	892	—		892
Turkish lira	—	775	—		775
Ghanaian cedi	—	336	—		336
U.S. dollars	—	6,562,329	572		6,562,901
Convertible bonds & notes	—	2,322	—		2,322
Convertible stocks	—	313	—		313
Preferred securities	—	—	195		195
Common stocks	2,423	1,064	7,211		10,698
Rights & warrants	—	—	—	*	—	*
Short-term securities	1,132,236	196,720	—		1,328,956
Total	$1,134,659	$14,905,815	$7,978		$16,048,452

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$17,656	$—	$—	$17,656
Unrealized appreciation on open forward currency contracts	—	31,894	—	31,894
Unrealized appreciation on centrally cleared interest rate swaps	—	13,463	—	13,463
Unrealized appreciation on credit default swaps	—	80	—	80
Liabilities:
Unrealized depreciation on futures contracts	(20,071)	—	—	(20,071)
Unrealized depreciation on open forward currency contracts	—	(45,225)	—	(45,225)
Unrealized depreciation on centrally cleared interest rate swaps	—	(38,786)	—	(38,786)
Unrealized depreciation on credit default swaps	—	(828)	—	(828)
Total	$(2,415)	$(39,402)	$—	$(41,817)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund	47

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

48	Capital World Bond Fund

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Capital World Bond Fund	49

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of December 31, 2021, the fund’s maximum exposure of unfunded bond commitments was $446,000, which would represent less than .01% of the net assets of the fund should such commitments become due. Unrealized depreciation of $1,000 is disclosed as unrealized depreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized depreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $5,957,848,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $4,791,273,000.

50	Capital World Bond Fund

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $2,466,070,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $597,862,000.

Capital World Bond Fund	51

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$17,656	Unrealized depreciation*	$20,071
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	31,894	Unrealized depreciation on open forward currency contracts	45,225
Swap (centrally cleared)	Interest	Unrealized appreciation*	13,463	Unrealized depreciation*	38,786
Swap (centrally cleared)	Credit	Unrealized appreciation*	80	Unrealized depreciation*	828
			$63,093		$104,910

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$8,535	Net unrealized depreciation on futures contracts	$(5,488)
Forward currency	Currency	Net realized loss on forward currency contracts	(166,127)	Net unrealized depreciation on forward currency contracts	(16,511)
Swap	Interest	Net realized gain on swap contracts	13,157	Net unrealized depreciation on swap contracts	(32,502)
Swap	Credit	Net realized loss on swap contracts	(9,845)	Net unrealized appreciation on swap contracts	3,369
			$(154,280)		$(51,132)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For futures contracts, centrally cleared interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

52	Capital World Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2021, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$363	$(363)	$—	$—	$—
Bank of New York Mellon	546	(546)	—	—	—
BNP Paribas	81	(81)	—	—	—
Citibank	16,096	(13,247)	—	(2,451)	398
Goldman Sachs	1,856	(1,856)	—	—	—
HSBC Bank	1,300	(1,300)	—	—	—
JPMorgan Chase	6,738	(6,738)	—	—	—
Morgan Stanley	3,401	(3,401)	—	—	—
Standard Chartered Bank	425	(425)	—	—	—
UBS AG	1,088	(1,088)	—	—	—
Total	$31,894	$(29,045)	$—	$(2,451)	$398
Liabilities:
Bank of America	$516	$(363)	$(153)	$—	$—
Bank of New York Mellon	3,902	(546)	(3,356)	—	—
BNP Paribas	193	(81)	—	—	112
Citibank	13,247	(13,247)	—	—	—
Goldman Sachs	5,885	(1,856)	(4,029)	—	—
HSBC Bank	3,623	(1,300)	(1,746)	—	577
JPMorgan Chase	8,210	(6,738)	(1,471)	—	1
Morgan Stanley	5,867	(3,401)	(2,466)	—	—
Standard Chartered Bank	1,893	(425)	(998)	—	470
UBS AG	1,889	(1,088)	(737)	—	64
Total	$45,225	$(29,045)	$(14,956)	$—	$1,224

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Capital World Bond Fund	53

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2021, the fund reclassified $2,775,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$63,236
Capital loss carryforward[1]	(98,996)
Gross unrealized appreciation on investments	442,778
Gross unrealized depreciation on investments	(522,488)
Net unrealized depreciation on investments	(79,710)
Cost of investments	16,107,051

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2021						Year ended December 31, 2020
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$112,101		$34,715		$146,816		$115,663		$71,624		$187,287
Class C	1,173		608		1,781		1,807		1,457		3,264
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	2,983		968		3,951		3,878		2,256		6,134
Class F-2	29,166		7,543		36,709		25,678		14,023		39,701
Class F-3	30,276		7,371		37,647		32,399		13,735		46,134
Class 529-A	5,951		1,895		7,846		6,215		3,980		10,195
Class 529-C	160		93		253		410		235		645
Class 529-E	223		78		301		257		169		426
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	[2]	—	[2]	—	[2]	649		21		670
Class 529-F-2[3]	955		258		1,213		266		494		760
Class 529-F-3[3]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class R-1	87		42		129		99		93		192
Class R-2	1,280		603		1,883		1,469		1,297		2,766
Class R-2E	113		42		155		124		91		215
Class R-3	2,330		818		3,148		2,514		1,755		4,269
Class R-4	1,911		558		2,469		1,943		1,148		3,091
Class R-5E	564		149		713		340		293		633
Class R-5	1,289		332		1,621		1,279		666		1,945
Class R-6	151,548		36,286		187,834		115,428		62,434		177,862
Total	$342,110		$92,359		$434,469		$310,418		$175,771		$486,189

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

54	Capital World Bond Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended December 31, 2021, the investment advisory services fees were $66,423,000, which were equivalent to an annualized rate of 0.428% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Capital World Bond Fund	55

For the year ended December 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$15,564	$10,474		$1,744		Not applicable
Class C	995	181		30		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	407	348		49		Not applicable
Class F-2	Not applicable	1,391		379		Not applicable
Class F-3	Not applicable	16		373		Not applicable
Class 529-A	752	541		95		$188
Class 529-C	148	26		4		9
Class 529-E	64	9		4		8
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	46		13		25
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	67	8		2		Not applicable
Class R-2	746	355		30		Not applicable
Class R-2E	42	15		2		Not applicable
Class R-3	681	212		41		Not applicable
Class R-4	234	95		28		Not applicable
Class R-5E	Not applicable	39		8		Not applicable
Class R-5	Not applicable	31		16		Not applicable
Class R-6	Not applicable	33		1,834		Not applicable
Total class-specific expenses	$19,700	$13,820		$4,652		$230

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $92,000 in the fund’s statement of operations reflects $56,000 in current fees (either paid in cash or deferred) and a net increase of $36,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $43,907,000 and $321,572,000, respectively, which generated $22,249,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2021.

56	Capital World Bond Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$683,215	32,923	$145,411		7,137		$(784,033)	(37,996)	$44,593	2,064
Class C	13,841	681	1,775		89		(38,008)	(1,869)	(22,392)	(1,099)
Class T	—	—	—		—		—	—	—	—
Class F-1	10,241	495	3,862		190		(46,934)	(2,267)	(32,831)	(1,582)
Class F-2	454,055	21,946	36,211		1,781		(299,343)	(14,576)	190,923	9,151
Class F-3	425,194	20,563	36,996		1,818		(223,580)	(10,819)	238,610	11,562
Class 529-A	36,640	1,761	7,843		384		(58,554)	(2,820)	(14,071)	(675)
Class 529-C	2,886	141	253		12		(8,095)	(395)	(4,956)	(242)
Class 529-E	1,211	59	301		15		(2,643)	(128)	(1,131)	(54)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	9,273	448	1,212		59		(7,847)	(380)	2,638	127
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	1,728	84	129		6		(2,419)	(118)	(562)	(28)
Class R-2	19,248	941	1,882		94		(26,574)	(1,299)	(5,444)	(264)
Class R-2E	2,363	115	155		7		(2,330)	(112)	188	10
Class R-3	30,480	1,470	3,146		155		(41,684)	(2,015)	(8,058)	(390)
Class R-4	27,877	1,348	2,468		121		(27,221)	(1,316)	3,124	153
Class R-5E	7,537	364	713		35		(5,669)	(273)	2,581	126
Class R-5	13,118	630	1,621		80		(11,608)	(559)	3,131	151
Class R-6	1,947,355	94,091	187,833		9,225		(222,619)	(10,751)	1,912,569	92,565
Total net increase (decrease)	$3,686,262	178,060	$431,811		21,208		$(1,809,161)	(87,693)	$2,308,912	111,575

See end of table for footnotes.

Capital World Bond Fund	57

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$632,918	30,480		$185,433		8,906		$(834,621)	(40,752)	$(16,270)	(1,366)
Class C	17,051	839		3,247		159		(88,428)	(4,372)	(68,130)	(3,374)
Class T	—	—		—		—		—	—	—	—
Class F-1	27,498	1,347		6,004		290		(66,656)	(3,285)	(33,154)	(1,648)
Class F-2	464,254	22,545		38,975		1,876		(318,269)	(15,584)	184,960	8,837
Class F-3	518,597	25,074		45,433		2,225		(1,693,786)	(84,120)	(1,129,756)	(56,821)
Class 529-A	69,301	3,335		10,192		487		(63,006)	(3,034)	16,487	788
Class 529-C	5,331	262		644		32		(44,848)	(2,197)	(38,873)	(1,903)
Class 529-E	1,787	86		425		20		(3,205)	(156)	(993)	(50)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	7,093	346		671		34		(49,181)	(2,359)	(41,417)	(1,979)
Class 529-F-2[3]	43,251	2,057		758		35		(1,845)	(85)	42,164	2,007
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	1,855	90		192		10		(2,155)	(106)	(108)	(6)
Class R-2	22,854	1,122		2,762		133		(33,878)	(1,677)	(8,262)	(422)
Class R-2E	2,823	138		215		10		(2,945)	(144)	93	4
Class R-3	42,801	2,067		4,260		205		(47,259)	(2,304)	(198)	(32)
Class R-4	32,470	1,575		3,091		149		(33,297)	(1,629)	2,264	95
Class R-5E	19,576	939		628		30		(4,172)	(202)	16,032	767
Class R-5	11,163	542		1,945		94		(12,605)	(616)	503	20
Class R-6	1,224,018	58,657		177,684		8,541		(649,801)	(32,387)	751,901	34,811
Total net increase (decrease)	$3,144,651	151,501		$482,559		23,236		$(3,949,957)	(195,009)	$(322,747)	(20,272)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,868,069,000 and $10,979,769,000, respectively, during the year ended December 31, 2021.

11. Ownership concentration

At December 31, 2021, two shareholders held more than 10% of the fund’s outstanding shares. The two shareholders were American Funds 2030 Target Date Retirement Fund and American Funds 2025 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 13% and 11%, respectively. CRMC is the investment adviser to the two target date retirement funds.

58	Capital World Bond Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2021	$21.55	$.31	$(1.42)	$(1.11)	$(.40)	$(.12)	$—	$(.52)	$19.92	(5.17)%	$5,586		.92%		.92%		1.50%
12/31/2020	20.26	.34	1.64	1.98	(.40)	(.29)	—	(.69)	21.55	9.90	5,999		.93		.93		1.62
12/31/2019	19.25	.44	1.03	1.47	(.39)	(.07)	—	(.46)	20.26	7.66	5,669		.94		.94		2.22
12/31/2018	19.97	.44	(.74)	(.30)	(.42)	—	—	(.42)	19.25	(1.53)	5,499		.94		.94		2.25
12/31/2017	18.96	.42	.95	1.37	(.14)	—	(.22)	(.36)	19.97	7.26	5,867		.96		.96		2.13
Class C:
12/31/2021	21.17	.16	(1.39)	(1.23)	(.25)	(.12)	—	(.37)	19.57	(5.82)	87		1.65		1.65		.77
12/31/2020	19.91	.18	1.61	1.79	(.24)	(.29)	—	(.53)	21.17	9.09	118		1.67		1.67		.90
12/31/2019	18.92	.29	1.01	1.30	(.24)	(.07)	—	(.31)	19.91	6.87	178		1.69		1.69		1.47
12/31/2018	19.63	.28	(.73)	(.45)	(.26)	—	—	(.26)	18.92	(2.30)	210		1.72		1.72		1.46
12/31/2017	18.64	.26	.93	1.19	(.08)	—	(.12)	(.20)	19.63	6.41	280		1.75		1.75		1.34
Class T:
12/31/2021	21.54	.35	(1.42)	(1.07)	(.45)	(.12)	—	(.57)	19.90	(4.98)[5]	—	[6]	.68	[5]	.68	[5]	1.71	[5]
12/31/2020	20.26	.38	1.64	2.02	(.45)	(.29)	—	(.74)	21.54	10.13 [5]	—	[6]	.68	[5]	.68	[5]	1.83	[5]
12/31/2019	19.25	.49	1.03	1.52	(.44)	(.07)	—	(.51)	20.26	7.93 [5]	—	[6]	.69	[5]	.69	[5]	2.44	[5]
12/31/2018	19.97	.49	(.75)	(.26)	(.46)	—	—	(.46)	19.25	(1.32)[5]	—	[6]	.72	[5]	.72	[5]	2.48	[5]
12/31/2017[7,8]	19.32	.35	.60	.95	(.12)	—	(.18)	(.30)	19.97	4.95 [5,9]	—	[6]	.73	[5,10]	.73	[5,10]	2.37	[5,10]
Class F-1:
12/31/2021	21.50	.30	(1.42)	(1.12)	(.39)	(.12)	—	(.51)	19.87	(5.20)	141		.94		.94		1.48
12/31/2020	20.21	.33	1.65	1.98	(.40)	(.29)	—	(.69)	21.50	9.93	187		.93		.93		1.62
12/31/2019	19.20	.45	1.02	1.47	(.39)	(.07)	—	(.46)	20.21	7.68	209		.93		.93		2.24
12/31/2018	19.92	.44	(.74)	(.30)	(.42)	—	—	(.42)	19.20	(1.53)	238		.93		.93		2.25
12/31/2017	18.92	.43	.94	1.37	(.15)	—	(.22)	(.37)	19.92	7.28	285		.91		.91		2.18
Class F-2:
12/31/2021	21.51	.38	(1.42)	(1.04)	(.47)	(.12)	—	(.59)	19.88	(4.85)	1,274		.59		.59		1.84
12/31/2020	20.23	.40	1.64	2.04	(.47)	(.29)	—	(.76)	21.51	10.25	1,182		.60		.60		1.95
12/31/2019	19.22	.51	1.02	1.53	(.45)	(.07)	—	(.52)	20.23	8.00	932		.63		.63		2.57
12/31/2018	19.94	.51	(.75)	(.24)	(.48)	—	—	(.48)	19.22	(1.19)	1,217		.60		.60		2.59
12/31/2017	18.93	.47	.95	1.42	(.16)	—	(.25)	(.41)	19.94	7.54	1,027		.67		.67		2.41
Class F-3:
12/31/2021	21.53	.40	(1.42)	(1.02)	(.49)	(.12)	—	(.61)	19.90	(4.74)	1,307		.48		.48		1.95
12/31/2020	20.24	.42	1.65	2.07	(.49)	(.29)	—	(.78)	21.53	10.39	1,166		.50		.50		2.07
12/31/2019	19.23	.53	1.03	1.56	(.48)	(.07)	—	(.55)	20.24	8.12	2,246		.52		.52		2.64
12/31/2018	19.95	.52	(.75)	(.23)	(.49)	—	—	(.49)	19.23	(1.13)	2,037		.54		.54		2.65
12/31/2017[7,11]	19.08	.48	.83	1.31	(.17)	—	(.27)	(.44)	19.95	6.94 [9]	1,770		.55	[10]	.55	[10]	2.58	[10]
Class 529-A:
12/31/2021	21.61	.31	(1.42)	(1.11)	(.40)	(.12)	—	(.52)	19.98	(5.18)	297		.94		.94		1.48
12/31/2020	20.32	.33	1.64	1.97	(.39)	(.29)	—	(.68)	21.61	9.84	335		.96		.96		1.59
12/31/2019	19.30	.44	1.03	1.47	(.38)	(.07)	—	(.45)	20.32	7.64	299		.99		.99		2.17
12/31/2018	20.02	.43	(.75)	(.32)	(.40)	—	—	(.40)	19.30	(1.59)	292		1.01		1.01		2.18
12/31/2017	19.01	.41	.95	1.36	(.14)	—	(.21)	(.35)	20.02	7.18	312		1.02		1.02		2.07

See end of table for footnotes.

Capital World Bond Fund	59

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2021	$21.36	$.15	$(1.40)	$(1.25)	$(.24)	$(.12)	$—	$(.36)	$19.75	(5.88)%	$12		1.69%		1.69%		.73%
12/31/2020	20.07	.17	1.63	1.80	(.22)	(.29)	—	(.51)	21.36	9.04	18		1.71		1.71		.86
12/31/2019	19.07	.28	1.02	1.30	(.23)	(.07)	—	(.30)	20.07	6.81	55		1.73		1.73		1.44
12/31/2018	19.78	.28	(.74)	(.46)	(.25)	—	—	(.25)	19.07	(2.32)	67		1.76		1.76		1.43
12/31/2017	18.77	.25	.94	1.19	(.07)	—	(.11)	(.18)	19.78	6.38	84		1.80		1.80		1.30
Class 529-E:
12/31/2021	21.47	.27	(1.42)	(1.15)	(.36)	(.12)	—	(.48)	19.84	(5.36)	12		1.10		1.10		1.32
12/31/2020	20.18	.30	1.65	1.95	(.37)	(.29)	—	(.66)	21.47	9.76	14		1.10		1.10		1.45
12/31/2019	19.18	.40	1.02	1.42	(.35)	(.07)	—	(.42)	20.18	7.42	14		1.14		1.14		2.02
12/31/2018	19.90	.39	(.74)	(.35)	(.37)	—	—	(.37)	19.18	(1.76)	15		1.17		1.17		2.02
12/31/2017	18.89	.37	.95	1.32	(.12)	—	(.19)	(.31)	19.90	7.04	15		1.19		1.19		1.90
Class 529-T:
12/31/2021	21.54	.34	(1.42)	(1.08)	(.44)	(.12)	—	(.56)	19.90	(5.02)[5]	—	[6]	.72	[5]	.72	[5]	1.67	[5]
12/31/2020	20.26	.37	1.64	2.01	(.44)	(.29)	—	(.73)	21.54	10.07 [5]	—	[6]	.73	[5]	.73	[5]	1.80	[5]
12/31/2019	19.25	.48	1.03	1.51	(.43)	(.07)	—	(.50)	20.26	7.87 [5]	—	[6]	.76	[5]	.76	[5]	2.40	[5]
12/31/2018	19.97	.48	(.75)	(.27)	(.45)	—	—	(.45)	19.25	(1.36)[5]	—	[6]	.76	[5]	.76	[5]	2.43	[5]
12/31/2017[7,8]	19.32	.34	.61	.95	(.12)	—	(.18)	(.30)	19.97	4.91 [5,9]	—	[6]	.78	[5,10]	.78	[5,10]	2.33	[5,10]
Class 529-F-1:
12/31/2021	21.46	.34	(1.42)	(1.08)	(.44)	(.12)	—	(.56)	19.82	(5.06)[5]	—	[6]	.75	[5]	.75	[5]	1.64	[5]
12/31/2020	20.19	.38	1.63	2.01	(.45)	(.29)	—	(.74)	21.46	10.08 [5]	—	[6]	.73	[5]	.73	[5]	1.86	[5]
12/31/2019	19.18	.48	1.03	1.51	(.43)	(.07)	—	(.50)	20.19	7.90	40		.75		.75		2.41
12/31/2018	19.90	.47	(.74)	(.27)	(.45)	—	—	(.45)	19.18	(1.36)	38		.77		.77		2.42
12/31/2017	18.90	.45	.94	1.39	(.15)	—	(.24)	(.39)	19.90	7.41	38		.80		.80		2.30
Class 529-F-2:
12/31/2021	21.55	.37	(1.43)	(1.06)	(.46)	(.12)	—	(.58)	19.91	(4.89)	43		.64		.64		1.78
12/31/2020[7,12]	21.00	.06	.87	.93	(.11)	(.27)	—	(.38)	21.55	4.47 [9]	43		.11	[9]	.11	[9]	.28	[9]
Class 529-F-3:
12/31/2021	21.54	.38	(1.42)	(1.04)	(.48)	(.12)	—	(.60)	19.90	(4.85)	—	[6]	.57		.55		1.84
12/31/2020[7,12]	21.00	.06	.87	.93	(.12)	(.27)	—	(.39)	21.54	4.46 [9]	—	[6]	.13	[9]	.09	[9]	.30	[9]
Class R-1:
12/31/2021	21.32	.17	(1.41)	(1.24)	(.26)	(.12)	—	(.38)	19.70	(5.81)	6		1.58		1.58		.84
12/31/2020	20.05	.19	1.63	1.82	(.26)	(.29)	—	(.55)	21.32	9.14	8		1.65		1.65		.91
12/31/2019	19.05	.30	1.02	1.32	(.25)	(.07)	—	(.32)	20.05	6.92	7		1.65		1.65		1.50
12/31/2018	19.77	.29	(.74)	(.45)	(.27)	—	—	(.27)	19.05	(2.26)	8		1.67		1.67		1.52
12/31/2017	18.77	.27	.94	1.21	(.08)	—	(.13)	(.21)	19.77	6.49	9		1.68		1.68		1.41

See end of table for footnotes.

60	Capital World Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2021	$21.30	$.17	$(1.40)	$(1.23)	$(.27)	$(.12)	$—	$(.39)	$19.68	(5.81)%	$94		1.58%	1.58%	.84%
12/31/2020	20.03	.20	1.63	1.83	(.27)	(.29)	—	(.56)	21.30	9.20	107		1.59	1.59	.96
12/31/2019	19.04	.30	1.02	1.32	(.26)	(.07)	—	(.33)	20.03	6.93	109		1.62	1.62	1.54
12/31/2018	19.75	.30	(.73)	(.43)	(.28)	—	—	(.28)	19.04	(2.18)	113		1.64	1.64	1.55
12/31/2017	18.76	.28	.94	1.22	(.09)	—	(.14)	(.23)	19.75	6.50	126		1.65	1.65	1.44
Class R-2E:
12/31/2021	21.49	.23	(1.41)	(1.18)	(.33)	(.12)	—	(.45)	19.86	(5.52)	7		1.29	1.29	1.13
12/31/2020	20.21	.26	1.63	1.89	(.32)	(.29)	—	(.61)	21.49	9.47	8		1.32	1.32	1.24
12/31/2019	19.20	.36	1.04	1.40	(.32)	(.07)	—	(.39)	20.21	7.30	7		1.33	1.33	1.82
12/31/2018	19.93	.36	(.76)	(.40)	(.33)	—	—	(.33)	19.20	(1.99)	5		1.36	1.36	1.84
12/31/2017	18.93	.34	.95	1.29	(.12)	—	(.17)	(.29)	19.93	6.81	4		1.37	1.37	1.74
Class R-3:
12/31/2021	21.51	.27	(1.42)	(1.15)	(.36)	(.12)	—	(.48)	19.88	(5.38)	128		1.13	1.13	1.29
12/31/2020	20.23	.29	1.64	1.93	(.36)	(.29)	—	(.65)	21.51	9.64	146		1.15	1.15	1.41
12/31/2019	19.22	.40	1.03	1.43	(.35)	(.07)	—	(.42)	20.23	7.44	138		1.17	1.17	1.99
12/31/2018	19.94	.39	(.74)	(.35)	(.37)	—	—	(.37)	19.22	(1.78)	132		1.19	1.19	2.00
12/31/2017	18.93	.37	.95	1.32	(.12)	—	(.19)	(.31)	19.94	7.01	141		1.20	1.20	1.89
Class R-4:
12/31/2021	21.53	.33	(1.42)	(1.09)	(.42)	(.12)	—	(.54)	19.90	(5.08)	92		.83	.83	1.59
12/31/2020	20.25	.35	1.64	1.99	(.42)	(.29)	—	(.71)	21.53	9.97	96		.84	.84	1.71
12/31/2019	19.23	.46	1.04	1.50	(.41)	(.07)	—	(.48)	20.25	7.81	89		.86	.86	2.30
12/31/2018	19.95	.45	(.74)	(.29)	(.43)	—	—	(.43)	19.23	(1.48)	91		.88	.88	2.30
12/31/2017	18.95	.43	.94	1.37	(.15)	—	(.22)	(.37)	19.95	7.28	115		.89	.89	2.20
Class R-5E:
12/31/2021	21.51	.37	(1.42)	(1.05)	(.46)	(.12)	—	(.58)	19.88	(4.90)	25		.63	.63	1.79
12/31/2020	20.23	.39	1.64	2.03	(.46)	(.29)	—	(.75)	21.51	10.21	25		.63	.63	1.89
12/31/2019	19.22	.50	1.03	1.53	(.45)	(.07)	—	(.52)	20.23	7.98	8		.66	.66	2.48
12/31/2018	19.94	.50	(.75)	(.25)	(.47)	—	—	(.47)	19.22	(1.24)	3		.67	.67	2.58
12/31/2017	18.94	.46	.94	1.40	(.16)	—	(.24)	(.40)	19.94	7.41	—	[6]	.74	.72	2.33
Class R-5:
12/31/2021	21.56	.39	(1.42)	(1.03)	(.48)	(.12)	—	(.60)	19.93	(4.79)	55		.53	.53	1.89
12/31/2020	20.27	.42	1.64	2.06	(.48)	(.29)	—	(.77)	21.56	10.33	56		.54	.54	2.01
12/31/2019	19.26	.52	1.03	1.55	(.47)	(.07)	—	(.54)	20.27	8.06	52		.56	.56	2.61
12/31/2018	19.98	.51	(.74)	(.23)	(.49)	—	—	(.49)	19.26	(1.17)	76		.58	.58	2.61
12/31/2017	18.97	.49	.95	1.44	(.17)	—	(.26)	(.43)	19.98	7.65	84		.59	.59	2.50
Class R-6:
12/31/2021	21.55	.40	(1.42)	(1.02)	(.49)	(.12)	—	(.61)	19.92	(4.74)	6,757		.48	.48	1.95
12/31/2020	20.26	.43	1.64	2.07	(.49)	(.29)	—	(.78)	21.55	10.40	5,316		.48	.48	2.07
12/31/2019	19.25	.53	1.03	1.56	(.48)	(.07)	—	(.55)	20.26	8.14	4,294		.50	.50	2.65
12/31/2018	19.97	.52	(.74)	(.22)	(.50)	—	—	(.50)	19.25	(1.11)	3,124		.52	.52	2.67
12/31/2017	18.96	.50	.95	1.45	(.17)	—	(.27)	(.44)	19.97	7.72	2,562		.54	.54	2.56

See end of table for footnotes.

Capital World Bond Fund	61

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate for all share classes[13,14]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	65%	100%	120%	99%	95%
Including mortgage dollar roll transactions	89%	143%	163%	128%	111%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[14]	Refer to Note 5 for more information on mortgage doller rolls.

See notes to financial statements.

62	Capital World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 9, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

Capital World Bond Fund	63

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2021, through December 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

64	Capital World Bond Fund

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$981.40	$4.54	.91%
Class A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class C – actual return	1,000.00	977.89	8.18	1.64
Class C – assumed 5% return	1,000.00	1,016.94	8.34	1.64
Class T – actual return	1,000.00	982.12	3.35	.67
Class T – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-1 – actual return	1,000.00	981.22	4.69	.94
Class F-1 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class F-2 – actual return	1,000.00	982.59	2.90	.58
Class F-2 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class F-3 – actual return	1,000.00	983.14	2.35	.47
Class F-3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 529-A – actual return	1,000.00	980.84	4.69	.94
Class 529-A – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 529-C – actual return	1,000.00	977.59	8.42	1.69
Class 529-C – assumed 5% return	1,000.00	1,016.69	8.59	1.69
Class 529-E – actual return	1,000.00	980.37	5.49	1.10
Class 529-E – assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class 529-T – actual return	1,000.00	981.47	3.55	.71
Class 529-T – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-F-1 – actual return	1,000.00	981.13	3.85	.77
Class 529-F-1 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 529-F-2 – actual return	1,000.00	982.79	3.15	.63
Class 529-F-2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-F-3 – actual return	1,000.00	982.26	2.75	.55
Class 529-F-3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class R-1 – actual return	1,000.00	977.55	7.78	1.56
Class R-1 – assumed 5% return	1,000.00	1,017.34	7.93	1.56
Class R-2 – actual return	1,000.00	978.00	7.78	1.56
Class R-2 – assumed 5% return	1,000.00	1,017.34	7.93	1.56
Class R-2E – actual return	1,000.00	979.12	6.34	1.27
Class R-2E – assumed 5% return	1,000.00	1,018.80	6.46	1.27
Class R-3 – actual return	1,000.00	979.89	5.59	1.12
Class R-3 – assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class R-4 – actual return	1,000.00	981.41	4.10	.82
Class R-4 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class R-5E – actual return	1,000.00	982.37	3.10	.62
Class R-5E – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5 – actual return	1,000.00	982.89	2.60	.52
Class R-5 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-6 – actual return	1,000.00	983.61	2.35	.47
Class R-6 – assumed 5% return	1,000.00	1,022.84	2.40	.47

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital World Bond Fund	65

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2021:

Long-term capital gains	$92,232,000
Foreign taxes	$0.003 per share
Foreign source income	$0.35 per share
Qualified dividend income	$2,331,000
Section 163(j) interest dividends	$291,536,000
Corporate dividends received deduction	$210,000
U.S. government income that may be exempt from state taxation	$18,383,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

66	Capital World Bond Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

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Capital World Bond Fund	73

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2006	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993 – 2003)	87	None
R. Clark Hooper, 1946	2005	Private investor	91	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2019	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

74	Capital World Bond Fund

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Michael C. Gitlin, 1970	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers[5]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Thomas H. Høgh, 1963 President	2001	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Philip Chitty, 1969 Senior Vice President	2021	Partner – Capital Fixed Income Investors, Capital Research Company[6]
Andrew A. Cormack, 1982 Vice President	2019	Partner – Capital Fixed Income Investors, Capital Research Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital World Bond Fund	75

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

76	Capital World Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. FTSE indexes are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WBF

Registrant:

a) Audit Fees:
Audit	2020	321,000
	2021	168,000

b) Audit-Related Fees:
	2020	3,000
	2021	2,000

c) Tax Fees:
	2020	11,000
	2021	12,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,477,000
	2021	1,427,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	40,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,531,000 for fiscal year 2020 and $1,443,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2022